LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106
(877) 533-0117

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               A Flexible Premium Variable Life Insurance Policy
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     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features the Elite Series of funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Baron Capital Funds Trust

                  o Delaware VIP Trust

                     o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o Scudder Investments VIT Funds



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.




                        Prospectus Dated: October 5, 2005

                                Table of Contents




Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         3
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         7
    Principal Underwriter .......................         7
    Fund Participation Agreements ...............         7
    Distribution of the Policies and
      Compensation ..............................         8
    Funds .......................................         8
    Fund Withdrawal and Substitution ............        11
    Voting Rights ...............................        11
POLICY CHARGES AND FEES .........................        11
    Premium Load; Net Premium Payment ...........        12
    Surrender Charges ...........................        13
    Partial Surrender Fee .......................        13
    Fund Transfer Fee ...........................        13
    Mortality and Expense Risk Charge ...........        13
    Cost of Insurance Charge ....................        13
    Administrative Fee ..........................        14
    Policy Loan Interest ........................        14
    Rider Charges ...............................        14
    Case Exceptions .............................        15
YOUR INSURANCE POLICY ...........................        15
    Application .................................        16
    Owner .......................................        16
    Right-to-Examine Period .....................        17
    Initial Specified Amount ....................        17
    Transfers ...................................        17
    Market Timing ...............................        17
    Automatic Rebalancing .......................        18
    Riders ......................................        18
    Continuation of Coverage ....................        24


Contents                                                Page
-------------------------------------------------      -----
    Paid-Up Nonforfeiture Option ................        24
    Coverage Beyond Maturity ....................        24
    Termination of Coverage .....................        25
    State Regulation ............................        25
PREMIUMS ........................................        25
    Allocation of Net Premium Payments ..........        25
    Planned Premiums; Additional Premiums .......        26
    Life Insurance Qualification ................        26
    Policy Values ...............................        26
DEATH BENEFITS ..................................        27
    Death Benefit Options .......................        28
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        28
    Death Benefit Proceeds ......................        29
POLICY SURRENDERS ...............................        29
    Partial Surrender ...........................        30
POLICY LOANS ....................................        30
POLICY LAPSE ....................................        31
    Reinstatement of a Lapsed Policy ............        31
TAX ISSUES ......................................        31
    Taxation of Life Insurance Contracts in
      General ...................................        32
    Policies Which Are MECs .....................        33
    Policies Which Are Not MECs .................        33
    Other Considerations ........................        34
    Fair Value of Your Policy ...................        34
    Tax Status of Lincoln Life ..................        34
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        35
LEGAL PROCEEDINGS ...............................        35
FINANCIAL STATEMENTS ............................        35
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        36

2

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Adverse Consequences of Early Surrender. Partial surrenders may reduce the policy value and death benefit. Full or partial surrenders may result in tax consequences, and may increase the risk of lapse.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


                                                                               3

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.



                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Maximum sales charge             When you pay a premium.                5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.                A maximum of 5.0% of each premium payment.
 Deferred Acquisition Cost        When you pay a premium.                1.0% of each premium payment.
 (DAC) Tax
 Surrender Charge                 Upon full surrender of your            There is no charge for surrendering your policy.
                                     policy.
 Partial Surrender Fee            When you take a partial                There is no charge for a partial surrender.
                                  surrender of your policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Insured Employee
                                  Coverage Duration, after the
                                  first 18 months from the date
                                  of issue of the policy.

4

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000
                                                   per month to a guaranteed
                                                   maximum of $83.33 per $1,000
                                                   per month of net amount at
                                                   risk.

                                                   Individuals with a higher
                                                   mortality risk than standard
                                                   issue individuals can be
                                                   charged from 125% to 800% of
                                                   the standard rate.
  Charge for a For a male or female, age 45, nonsmoker, the Representative
  Insured guaranteed maximum monthly cost of insurance Employee rate is $0.38 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.1
  Minimum and                                      There is an additional monthly charge ranging
  Maximum Charge                                   from a minimum of $0.10 per $1,000 of
                                                   specified amount to a maximum of $4.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.70 per $1,000 of
                                                   specified amount.
 Policy Loan Interest           Annually           The annual rate charged against the loan balance
                                                   will be the greater of 3.5%, or Moody's
                                                   Investors Service, Inc. Corporate Bond Yield
                                                   Average - Monthly Average Corporates for the
                                                   calendar month which ends two months prior to
                                                   the policy anniversary.

1 Currently $6 per month.

                                                                               5


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider                                             Charges Individualized based
                                                   on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000
                                                   per month to a guaranteed
                                                   maximum of $83.33 per $1,000
                                                   per month of net amount at
                                                   risk.

                                                   Individuals with higher
                                                   mortality risk than standard
                                                   issue individuals can be
                                                   charged from 125% to 800% of
                                                   the standard rate.
  Charge for a For a male or female, age 45, nonsmoker, the Representative
  Insured guaranteed maximum monthly cost of insurance Employee rate is $0.38 per $1,000 of net amount at risk.
 Load Amortization Rider        Monthly            Monthly charge as a percentage of the total
                                                   value of the Sub-Accounts, Fixed Account and
                                                   loan balance for the first 20 years from date of
                                                   issue, guaranteed at an effective annual rate of
                                                   2.0%.
 Enhanced Surrender             N/A                There is no charge for this rider.
 Value Rider
 Adjustable Benefit             N/A                There is no charge for this rider.
 Enhancement Rider
 Change of Insured Rider        N/A                There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.29%         3.88% 2
 (12b-1) fees, and other expenses.

2 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 2.77%. These waivers and reductions generally extend through April 30, 2006 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.


6

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life) (EIN 16-1505436) is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln Life is a subsidiary of The Lincoln National Life Insurance Company (LNLIC), an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. LNLIC is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

LLANY Separate Account S for Flexible Premium Variable Life Insurance (Separate Account) is a separate account of the Company which was established on March 2, 1999. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the New York Insurance Department.

Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.



Principal Underwriter

Lincoln Financial Advisors (LFA) is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFA received $621,637 in 2004 and $684,021 in 2003 for the sale of policies offered through the Separate Account. LFA retains no underwriting commissions from the sale of the policies.



Fund Participation Agreements

In order to make the funds available, Lincoln Life and LFA have entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.45% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products and Janus Aspen Series.


                                                                               7

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy may be sold by individuals who, in addition to being appointed as life insurance agents for the Company, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, Inc., both of whom are our affiliates. Registered representatives may receive commission and service fees up to 45% of first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Registered representatives are also eligible for cash bonuses and "non cash compensation." The latter [as defined in NASD conduct Rule 2820] includes such things as office space, computers, club credit, prizes, awards, training and education meetings.

Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share their commission or expense reimbursement allowance with the registered representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices. All compensation is paid from our resources, which include fees and charges imposed on your policy.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.



Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other


8

variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by Alliance Capital Management, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Income and Growth Fund (Class I): Growth and income.

   o Inflation Protection Fund (Class II): Inflation protection.

   o International Fund (Class I): Capital appreciation.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Baron Capital Funds Trust, advised by BAMCO, Inc.

   o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.


Delaware VIP Trust, advised by Delaware Management Company.

   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

                                                                               9

   o Value Series (Standard Class): Capital appreciation.


Fidelity Variable Insurance Products, advised by Fidelity Management & Research Company.

   o Asset Manager Portfolio (Service Class): High total return.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term growth.


   o Templeton Global Income Securities Fund (Class 1): Total return.

   o Templeton Growth Securities Fund (Class 1): Long-term growth. (Subadvised by Templeton Asset Management Ltd.)


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Flexible Bond Portfolio (Service Shares): Income.


Lincoln Variable Insurance Products Trust, advised by Delaware Management
     Company.

   o Aggressive Growth Fund (Standard Class): Maximum capital appreciation. (Subadvised by T. Rowe Price Associates, Inc.)

   o Bond Fund (Standard Class): Current income.

   o Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o Core Fund (Standard Class): Capital appreciation.
     (Subadvised by Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc.)

   o Equity-Income Fund (Standard Class): Income.
     (Subadvised by Fidelity Management & Research Company)

   o Global Asset Allocation Fund (Standard Class): Total return.
     (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o Growth Fund (Standard Class): Long-term growth.
     (Subadvised by Mercury Advisors, a division of Merrill Lynch Investment Managers)

   o Growth and Income Fund (Standard Class): Capital appreciation.

   o Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by Mercury Advisors, a division of Merrill Lynch Investment
Managers)

   o International Fund (Standard Class): Capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o Money Market Fund (Standard Class): Preservation of capital.

   o Social Awareness Fund (Standard Class): Capital appreciation.

   o Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

   o Conservative Profile Fund (Standard Class): Current income.
     (Subadvised by Wilshire Associates Incorporated)


10

   o Moderate Profile Fund (Standard Class): Total return.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

   o Regency Portfolio (I Class): Long-term growth.


Scudder Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o Equity 500 Index Fund (Class A): Capital appreciation.

   o Small Cap Index Fund (Class A): Capital appreciation.



Fund Withdrawal and Substitution

Lincoln Life may withdraw funds and substitute shares of other funds if:

1) the shares of any fund should no longer be available for investment by the Separate Account; or

2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary


                                                                              11

based on Insured Employee Coverage Duration, which is each twelve-month period, beginning on the date of issue of initial coverage on any Insured Employee.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid, o total assets under management with the Company, o the purpose for which the policies are being purchased, o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, net of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      0.5%
         2                      3.0%                      0.5%
         3                      2.0%                      0.5%
        4-7                     1.0%                      0.5%
         8+                     0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liabilty associated with the policy's acquisition costs.


12

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.

If you have elected the Load Amortization Rider the premium load is not deducted from premium payments as long as the rider is in effect.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Fund Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration, after the first 18 months from the date of issue of the policy.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.40%
       11-20                  0.10%-0.20%
    21 and after                 0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age and underwriting category of the Insured Employee, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each Insured Employee Coverage Duration as the Insured Employee ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined


                                                                              13

by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.

The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

The monthly administrative fee as of the date of issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured employee's age. This charge will never exceed $4.00 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

Load Amortization Rider. This optional rider eliminates the premium load deducted from premium payments. Current charges, on an annualized basis, based on the total value of the Sub-Accounts, Fixed Account and loan balance:



  Insured Employee
 Coverage Duration        Annualized Rate
-------------------      ----------------
        1-20                  0.95%
        21+                   0.00%

In no event will the charge exceed the maximum rate of 2.0% of the total value of the Sub-Accounts, Fixed Account and loan balance.


14

Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the Insured Employee and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.


                                                                              15

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age and underwriting category of the Insured Employee.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.



Owner

The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.


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Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.


Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

After the first 18 months from the date of issue the Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer request per Insured Employee Coverage duration. A request may involve more than a single transfer.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy


                                                                              17

owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

18

Load Amortization Rider. This policy can be issued with a Load Amortization Rider. This rider eliminates the premium load deducted from premium payments, making the full premium payment available for allocation to the Sub-Accounts and Fixed Account. The load is replaced with a monthly asset-based charge for 20 years from date of issue. The charge is based on the total value of the Sub-Accounts, Fixed Account and loan balance.

This rider must be elected at application. It may not be elected if you have elected the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider.

Current charges, on an annualized basis, based on total value of the Sub-Accounts, Fixed Account and loan balance:



  Insured Employee
 Coverage Duration        Annualized Rate
-------------------      ----------------
        1-20                  0.95%
        21+                   0.00%

In no event will the charge exceed the maximum rate of 2.0% of the total value of the Sub-Accounts, Fixed Account and loan balance.

The rider will terminate on the rider termination date shown on the rider specifications page, or on the date we receive your written request to terminate the rider. Upon termination of the rider the policy will revert back to the premium-based deduction (premium load). The benefit, if any, of selecting the Load Amortization Rider will depend on the performance of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln's consent. There is no cost for this rider.

This rider provides two additional benefits:

(a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit:

Under this rider, the full surrender value of the policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the surrender value benefit.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the target enhancement amount; and

(b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the target surrender value on the immediately preceding monthly deduction day.

(2) is all premiums received since the immediately preceding monthly deduction day.

                                                                              19

(3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

(4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The target yield rate will not exceed 15% in any Insured Employee Coverage Duration.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the premiums paid during the Insured Employee Coverage Duration; less the sum of any partial surrenders during the Insured Employee Coverage Duration; and

(b) Is the target premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy.

During the first Insured Employee Coverage Duration, the cumulative surrender value premium for all prior Insured Employee Coverage Durations is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The maximum enhancement rate will not exceed 25% in any Insured Employee Coverage Duration.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached to this policy, the term blend adjustment factor will equal


20

the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the policy.

There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this policy; or

(3) the date this policy ends; or

(4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This Rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy


                                                                              21

is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider or the Load Amortization Rider . There is no additional charge for this rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:

22


 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the Insured Employee Coverage Duration, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

                                                                              23

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

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o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the Insured Employee reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account. If you have elected the Load Amortization Rider the full premium payment paid is available for allocation to the Sub-Accounts and the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.


                                                                              25

Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in a variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

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5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account valueat an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.


                                                                              27

Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the Insured Employee's death.                                      benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the Insured Employee's death.                                      time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums Will generally increase, paid from the date of issue accumulated at the premium depending on the amount of accumulation rate chosen by you before policy issue and shown in premium paid. the policy
              specifications pages), less withdrawals as of the date of the
              Insured Employee's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.

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 Option change                                                  Impact
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


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Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less
                        any prior withdrawals), death benefit and may reduce the
                        specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan balance is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan balance.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan balance will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

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This rate may increase only when it would be at least 0.5% higher than the prior policy year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior policy year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The loan balance value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


POLICY LAPSE
If at any time the total account value less the loan balance is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse.

The total account value less the loan balance may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan balance of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the Insured Employee dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

There is no reinstatement provision for this policy.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.


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Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includable in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.


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Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.
Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.


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Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


34

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator.


LEGAL PROCEEDINGS
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.


FINANCIAL STATEMENTS
The December 31, 2004 financial statements of the Separate Account and financial statements of the Company are located in the SAI.


                                                                              35

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                               Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-125794
1940 Act Registration No. 811-09257

                                End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                              Dated October 5, 2005
                Relating to Prospectus Dated October 5, 2005 for


                      Lincoln Corporate Variable 5 product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION ........................             2
    Lincoln Life ...........................             2
    Registration Statement .................             2
    Changes of Investment Policy ...........             2
    Principal Underwriter ..................             2
    Disaster Plan ..........................             3
    Advertising ............................             3
SERVICES ...................................             3
    Independent Registered Public Accounting
      Firm .................................             3
    Accounting Services ....................             3
    Transfer Agent .........................             3
    Administrative Services ................             3


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION .........................             4
    Assignment .............................             4
    Change of Ownership ....................             4
    Beneficiary ............................             4
    Change of Plan .........................             4
    Settlement Options .....................             4
    Deferral of Payments ...................             5
    Incontestability .......................             5
    Misstatement of Age ....................             5
    Suicide ................................             5
PERFORMANCE DATA ...........................             6
FINANCIAL STATEMENTS .......................             7
    Separate Account .......................           C-1
    Company ................................           S-1

                                                                               1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "we", "us", "our") (EIN 16-1505436) is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln Life is a subsidiary of The Lincoln National Life Insurance Company (LNLIC), an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. LNLIC is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter

Lincoln Financial Advisors Corporation ("LFA"), 1300 S. Clinton Street, Fort Wayne, IN 46802, an affiliate of Lincoln Life, is the principal underwriter for the policies, which are offered continuously. LFA is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a


2

member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


                                                                               3

POLICY INFORMATION


Assignment
While the Insured Employee is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the Insured Employee, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the Insured Employee, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the Insured Employee as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

4

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the Insured Employee dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


                                                                               5

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.


6

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2004 financial statements of the Separate Account and financial statements of the Company follow.

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Statement of assets and liabilities

December 31, 2004

                                                                                     Mortality &
                                                                                     Expense
                                                                                     Guarantee
                                                                                     Charges
                                                                                     Payable to
                                                                                     Lincoln
                                                                                     Life & Annuity
                                                                                     Company of
Subaccount                                                  Investments Total Assets New York       Net Assets
--------------------------------------------------------------------------------------------------------------
ABVPSF Growth and Income                                     $ 52,003     $ 52,003        $ 1        $ 52,002
American Funds Growth-Income Class 2                           62,912       62,912          1          62,911
American Funds International Class 2                           52,620       52,620          1          52,619
American Funds U.S. Government/AAA-Rated Securities Class 2    28,054       28,054          1          28,053
Delaware VIPT Small Cap Value                                  68,416       68,416          1          68,415
Delaware VIPT Value                                            27,027       27,027         --          27,027
Fidelity VIP Contrafund Service Class                          64,480       64,480          1          64,479
Fidelity VIP Equity-Income Service Class                       16,209       16,209         --          16,209
FTVIPT Franklin Small Cap                                      56,166       56,166          1          56,165
Janus Aspen Series Balanced Service Shares                    198,728      198,728          4         198,724
Janus Aspen Series Flexible Income Service Shares              12,721       12,721         --          12,721
Lincoln VIPT Bond                                             272,847      272,847          5         272,842
NB AMT Mid-Cap Growth                                          43,758       43,758         --          43,758
NB AMT Regency                                                 22,009       22,009         --          22,009
Scudder VIT EAFE Equity Index                                  22,193       22,193         --          22,193
Scudder VIT Equity 500 Index                                  163,163      163,163          2         163,161
Scudder VIT Small Cap Index                                    11,167       11,167         --          11,167


See accompanying notes.

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Statement of operations

Year Ended December 31, 2004

                                                            Dividends  Mortality and
                                                            from       Expense       Net
                                                            Investment Guarantee     Investment
Subaccount                                                  Income     Charges       Income (Loss)
--------------------------------------------------------------------------------------------------
ABVPSF Growth and Income                                     $    --      $   (48)      $  (48)
American Funds Growth-Income Class 2                             431         (106)         325
American Funds International Class 2                             545          (88)         457
American Funds U.S. Government/AAA-Rated Securities Class 2      607         (137)         470
Delaware VIPT Small Cap Value                                     --         (110)        (110)
Delaware VIPT Value                                               --          (24)         (24)
Fidelity VIP Contrafund Service Class                             --         (106)        (106)
Fidelity VIP Equity-Income Service Class                         115          (76)          39
FTVIPT Franklin Small Cap                                         --          (52)         (52)
Janus Aspen Series Balanced Service Shares                     4,235       (1,324)       2,911
Janus Aspen Series Flexible Income Service Shares                462          (12)         450
Lincoln VIPT Bond                                             10,478       (1,514)       8,964
Lincoln VIPT Money Market                                         71          (37)          34
NB AMT Mid-Cap Growth                                             --          (40)         (40)
NB AMT Regency                                                     4         (100)         (96)
Scudder VIT EAFE Equity Index                                    246         (101)         145
Scudder VIT Equity 500 Index                                     212         (337)        (125)
Scudder VIT Small Cap Index                                       23          (51)         (28)

See accompanying notes.

                                              Net Change in
                  Dividends from Total        Unrealized      Net Increase
   Net Realized   Net Realized   Net Realized Appreciation or in Net Assets
   Gain (loss) on Gain on        Gain on      Depreciation on Resulting from
   Investments    Investments    Investments  Investments     Operations
   -------------------------------------------------------------------------
       $   35         $   --        $   35        $ 3,414        $ 3,401
           85             --            85          4,856          5,266
          138             --           138          4,935          5,530
           10             --            10            131            611
          220             --           220         10,833         10,943
           20             --            20          1,863          1,859
          110             --           110          6,891          6,895
           71             29           100          1,405          1,544
           91             --            91          4,129          4,168
          361             --           361         10,702         13,974
            8             --             8           (285)           173
          (18)         5,676         5,658         (3,364)        11,258
           --             --            --             --             34
           40             --            40          3,935          3,935
          135             --           135          3,541          3,580
          132             --           132          3,134          3,411
        3,090             --         3,090          9,131         12,096
           75             --            75          1,698          1,745

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Statement of changes in net assets

Years ended December 31, 2003 and 2004

                                                                                          American        American
                                                                          ABVPSF          Funds           Funds
                                                                          Growth and      Growth-         International
                                                                          Income          Income Class    Class 2
                                                                          Subaccount      2 Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                                $     --         $    --       $     --
  Changes From Operations:
  . Net investment income (loss)                                                   --              --             43
  . Net realized gain on investments                                               --              --             15
  . Net change in unrealized appreciation on investments                           --              --            921
                                                                             --------         -------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               --              --            979
  Changes From Unit Transactions:
  . Contract purchases                                                             --              --             --
  . Contract withdrawals                                                           --              --           (130)
  . Contract transfers                                                             --              --          4,364
                                                                             --------         -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS             --              --          4,234
                                                                             --------         -------       --------
TOTAL INCREASE IN NET ASSETS                                                       --              --          5,213
                                                                             --------         -------       --------
NET ASSETS AT DECEMBER 31, 2003                                                    --              --          5,213
  Changes From Operations:
  . Net investment income (loss)                                                  (48)            325            457
  . Net realized gain on investments                                               35              85            138
  . Net change in unrealized appreciation or depreciation on investments        3,414           4,856          4,935
                                                                             --------         -------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            3,401           5,266          5,530
  Changes From Unit Transactions:
  . Contract purchases                                                         41,194          11,870         35,233
  . Contract withdrawals                                                       (4,416)         (4,708)        (4,244)
  . Contract transfers                                                         11,823          50,483         10,887
                                                                             --------         -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         48,601          57,645         41,876
                                                                             --------         -------       --------
TOTAL INCREASE IN NET ASSETS                                                   52,002          62,911         47,406
                                                                             --------         -------       --------
NET ASSETS AT DECEMBER 31, 2004                                              $ 52,002         $62,911       $ 52,619
                                                                             ========         =======       ========

                                                                                          Janus Aspen
                                                                          Janus Aspen     Series Flexible
                                                                          Series Balanced Income Service  Lincoln VIPT
                                                                          Service Shares  Shares          Bond
                                                                          Subaccount      Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                                $     --         $    --       $     --
  Changes From Operations:
  . Net investment income (loss)                                                1,943              --          3,733
  . Net realized gain on investments                                              213              --            800
  . Net change in unrealized appreciation on investments                       11,086              --             29
                                                                             --------         -------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           13,242              --          4,562
  Changes From Unit Transactions:
  . Contract purchases                                                        100,004              --        100,004
  . Contract withdrawals                                                      (11,686)             --        (11,932)
  . Contract transfers                                                         86,873              --        100,839
                                                                             --------         -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        175,191              --        188,911
                                                                             --------         -------       --------
TOTAL INCREASE IN NET ASSETS                                                  188,433              --        193,473
                                                                             --------         -------       --------
NET ASSETS AT DECEMBER 31, 2003                                               188,433              --        193,473
  Changes From Operations:
  . Net investment income (loss)                                                2,911             450          8,964
  . Net realized gain on investments                                              361               8          5,658
  . Net change in unrealized appreciation or depreciation on investments       10,702            (285)        (3,364)
                                                                             --------         -------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           13,974             173         11,258
  Changes From Unit Transactions:
  . Contract purchases                                                            170           9,381         28,332
  . Contract withdrawals                                                       (3,853)         (1,050)       (10,704)
  . Contract transfers                                                             --           4,217         50,483
                                                                             --------         -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (3,683)         12,548         68,111
                                                                             --------         -------       --------
TOTAL INCREASE IN NET ASSETS                                                   10,291          12,721         79,369
                                                                             --------         -------       --------
NET ASSETS AT DECEMBER 31, 2004                                              $198,724         $12,721       $272,842
                                                                             ========         =======       ========

See accompanying notes.

 American
 Funds U.S.
 Government/
 AAA-Rated                               Fidelity VIP  Fidelity VIP  FTVIPT
 Securities   Delaware VIPT   Delaware   Contrafund    Equity-Income Franklin
 Class 2      Small Cap Value VIPT Value Service Class Service Class Small Cap
 Subaccount   Subaccount      Subaccount Subaccount    Subaccount    Subaccount
 ------------------------------------------------------------------------------
  $      --       $    --      $    --      $    --      $     --     $    --
        (39)           --           --           --           (20)         --
          4            --           --           --            13          --
        226            --           --           --         1,113          --
  ---------       -------      -------      -------      --------     -------
        191            --           --           --         1,106          --
         --            --           --           --            --          --
       (376)           --           --           --          (198)         --
     13,966            --           --           --         6,983          --
  ---------       -------      -------      -------      --------     -------
     13,590            --           --           --         6,785          --
  ---------       -------      -------      -------      --------     -------
     13,781            --           --           --         7,891          --
  ---------       -------      -------      -------      --------     -------
     13,781            --           --           --         7,891          --
        470          (110)         (24)        (106)           39         (52)
         10           220           20          110           100          91
        131        10,833        1,863        6,891         1,405       4,129
  ---------       -------      -------      -------      --------     -------
        611        10,943        1,859        6,895         1,544       4,168
     16,000        11,871       18,808       11,870         8,000      45,607
     (2,339)       (4,882)      (2,077)      (4,769)       (1,226)     (5,053)
         --        50,483        8,437       50,483            --      11,443
  ---------       -------      -------      -------      --------     -------
     13,661        57,472       25,168       57,584         6,774      51,997
  ---------       -------      -------      -------      --------     -------
     14,272        68,415       27,027       64,479         8,318      56,165
  ---------       -------      -------      -------      --------     -------
  $  28,053       $68,415      $27,027      $64,479      $ 16,209     $56,165
  =========       =======      =======      =======      ========     =======

                                         Scudder
                                         VIT EAFE      Scudder VIT   Scudder
 Lincoln VIPT NB AMT Mid-     NB AMT     Equity        Equity 500    VIT Small
 Money Market Cap Growth      Regency    Index         Index         Cap Index
 Subaccount   Subaccount      Subaccount Subaccount    Subaccount    Subaccount
 ------------------------------------------------------------------------------
  $      --       $    --      $    --      $    --      $     --     $    --
          5            --          (26)         (26)          (51)        (14)
         --            --           22           26            32          18
         --            --        1,521        1,879         2,430         975
  ---------       -------      -------      -------      --------     -------
          5            --        1,517        1,879         2,411         979
    300,001            --           --           --            --          --
    (38,974)           --         (252)        (256)         (494)       (132)
   (261,032)           --        8,728        8,728        17,457       4,364
  ---------       -------      -------      -------      --------     -------
         (5)           --        8,476        8,472        16,963       4,232
  ---------       -------      -------      -------      --------     -------
         --            --        9,993       10,351        19,374       5,211
  ---------       -------      -------      -------      --------     -------
         --            --        9,993       10,351        19,374       5,211
         34           (40)         (96)         145          (125)        (28)
         --            40          135          132         3,090          75
         --         3,935        3,541        3,134         9,131       1,698
  ---------       -------      -------      -------      --------     -------
         34         3,935        3,580        3,411        12,096       1,745
    228,418        33,286       10,000       10,000       209,457       5,000
    (26,519)       (3,677)      (1,564)      (1,569)      (20,745)       (789)
   (201,933)       10,214           --           --       (57,021)         --
  ---------       -------      -------      -------      --------     -------
        (34)       39,823        8,436        8,431       131,691       4,211
  ---------       -------      -------      -------      --------     -------
         --        43,758       12,016       11,842       143,787       5,956
  ---------       -------      -------      -------      --------     -------
  $      --       $43,758      $22,009      $22,193      $163,161     $11,167
  =========       =======      =======      =======      ========     =======



See accompanying notes.

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Notes to financial statements

December 31, 2004

1. Accounting Policies and Variable Account Information
The Variable Account: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of LNY. Currently, the following products may invest in the Variable Account:

..  CVUL III
..  CVUL 4

The assets of the Variable Account are owned by LNY. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of LNY.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts. Certain reclassifications have been made to 2003 amounts to conform to the 2004 presentation.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-seven available mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Growth Fund**
  AIM V.I. International Growth Fund**

AllianceBernstein Variable Products Series Fund (ABVPSF):
  ABVPSF Growth and Income Portfolio
  ABVPSF Premier Growth Portfolio**
  ABVPSF Small Cap Value Portfolio**
  ABVPSF Technology Portfolio**

American Century Variable Products Group, Inc. (American Century VP):
  American Century VP Income & Growth Fund**
  American Century VP Inflation Protection Fund Class 2**
  American Century VP International Fund**

American Funds Insurance Series (American Funds):
  American Funds Global Small Capitalization Fund Class 2**
  American Funds Global Growth Fund Class 2**
  American Funds Growth Fund Class 2**
  American Funds Growth-Income Fund Class 2
  American Funds High-Income Bond Fund Class 2**
  American Funds International Fund Class 2
  American Funds U.S. Government/AAA Rated Securities Fund Class 2

Baron Capital Funds Trust (Baron Capital):
  Baron Capital Asset**

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT Diversified Income Series**
  Delaware VIPT Emerging Markets Series**
  Delaware VIPT High Yield Series**
  Delaware VIPT REIT Series**
  Delaware VIPT Small Cap Value Series
  Delaware VIPT Trend Series**
  Delaware VIPT U.S. Growth Series**
  Delaware VIPT Value Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Asset Manager Portfolio Service Class**
  Fidelity VIP Contrafund Portfolio Service Class
  Fidelity VIP Equity Income Portfolio Service Class
  Fidelity VIP Growth Portfolio Service Class**
  Fidelity VIP Overseas Portfolio Service Class**

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Small Cap Fund
  FTVIPT Templeton Growth Securities Fund**

Janus Aspen Series:
  Jnus Aspen Series Balanced Portfolio Service Shares
  Janus Aspen Series Flexible Income Portfolio Service Shares
  Janus Aspen Series Mid Cap Growth Portfolio Service Shares**
  Janus Aspen Series Worldwide Growth Portfolio Service Shares**

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund**
  Lincoln VIPT Bond Fund
  Lincoln VIPT Capital Appreciation Fund**
  Lincoln VIPT Global Asset Allocation Fund**
  Lincoln VIPT International Fund**
  Lincoln VIPT Money Market Fund**
  Lincoln VIPT Social Awareness Fund**

M Fund, Inc. (M Fund):
  M Fund Brandes International Equity Fund**
  M Fund Business Opportunity Value Fund**
  M Fund Frontier Capital Appreciation Fund**
  M Fund Turner Core Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Capital Opportunities Series**
  MFS VIT Emerging Growth Series**
  MFS VIT Total Return Series**
  MFS VIT Utilities Series**

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Notes to financial statements
(continued)

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth & Income Fund Class IB**

Scudder VIT Funds (Scudder VIT):
  Scudder VIT EAFE Equity Index Fund
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

 *Denotes an affiliate of Lincoln Life & Annuity Company of New York **Available fund with no money invested at December 31, 2004.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2004, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the two policy types within the Variable Account:

..  CVUL III at a daily rate of .0002740% to 0019178% (.10% to .70% on an annual basis)
.. CVUL 4 at a daily rate of .0002740% to 0019178% (.10% to .70% on an annual basis)

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2004 and 2003 amounted to $54,901 and $55,200, respectively.

LNY assumes responsibility for providing the insurance benefits included in the policy. LNY charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of LNY and is not included in these financial statements. The administrative charges for the years ended December 31, 2004 and 2003, amounted to $2,226 and $448, respectively. The cost of insurance charges for the years ended December 31, 2004 and 2003 amounted to $46,401 and $8,786, respectively.

Under certain circumstances, LNY reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2004 and 2003, no transfer fees were deducted from the variable subaccounts.

LLANY Separate Account S for Flexible Premium Variable Life Insurance

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2004 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                        Unit Value Unit Value                                  Investment
                                           Commencement Beginning  End of     Units                  Total     Income
Subaccount                                 Date(1)      of Period  Period     Outstanding Net Assets Return(2) Ratio(3)
-------------------------------------------------------------------------------------------------------------------------
ABVPSF Growth and Income                                                                                            --
  CVUL 4 (0.40% Fee Rate)                    7/27/04      $ 9.91     $11.06      4,701     $ 52,002    11.65%
American Funds Growth-Income Class 2                                                                              0.77%
  CVUL III (0.40% Fee Rate)                   7/8/04       11.71      12.73      4,943       62,911     8.69%
American Funds International Class 2                                                                              3.29%
  CVUL 4 (0.40% Fee Rate)                    7/27/04        9.76      11.47      3,619       41,498    17.46%
  CVUL III (0.70% Fee Rate)                                11.85      14.04        792       11,121    18.49%
American Funds U.S. Government/AAA-Rated
 Securities Class 2                                                                                               3.10%
  CVUL III (0.70% Fee Rate)                                10.92      11.20      2,504       28,053     2.58%
Delaware VIPT Small Cap Value                                                                                       --
  CVUL III (0.40% Fee Rate)                   7/8/04       14.95      17.79      3,847       68,415    18.95%
Delaware VIPT Value                                                                                                 --
  CVUL 4 (0.40% Fee Rate)                    7/27/04        9.96      11.25      2,402       27,027    12.92%
Fidelity VIP Contrafund Service Class                                                                               --
  CVUL III (0.40% Fee Rate)                   7/8/04       12.44      13.78      4,678       64,479    10.79%
Fidelity VIP Equity-Income Service Class                                                                          1.05%
  CVUL III (0.70% Fee Rate)                                11.35      12.55      1,291       16,209    10.61%
FTVIPT Franklin Small Cap                                                                                           --
  CVUL 4 (0.40% Fee Rate)                    7/27/04        9.86      11.36      4,945       56,165    15.18%
Janus Aspen Series Balanced Service Shares                                                                        2.24%
  CVUL III (0.70% Fee Rate)                                10.68      11.48     17,306      198,724     7.54%
Janus Aspen Series Flexible Income Service
 Shares                                                                                                           6.65%
  CVUL 4 (0.40% Fee Rate)                    7/27/04        9.91      10.26      1,239       12,721     3.52%
Lincoln VIPT Bond                                                                                                 4.60%
  CVUL III (0.40% Fee Rate)                   7/8/04       11.85      12.35      4,838       59,733     4.17%
  CVUL III (0.70% Fee Rate)                                11.69      12.22     17,434      213,109     4.57%
Lincoln VIPT Money Market                                                                                         0.37%
NB AMT Mid-Cap Growth                                                                                               --
  CVUL 4 (0.40% Fee Rate)                    7/27/04        9.85      11.49      3,808       43,758    16.64%
NB AMT Regency                                                                                                    0.03%
  CVUL III (0.70% Fee Rate)                                13.13      15.96      1,379       22,009    21.51%
Scudder VIT EAFE Equity Index                                                                                     1.71%
  CVUL III (0.70% Fee Rate)                                10.45      12.35      1,797       22,193    18.24%
Scudder VIT Equity 500 Index                                                                                      0.33%
  CVUL 4 (0.40% Fee Rate)                    7/27/04        9.95      11.07     11,120      123,083    11.28%
  CVUL III (0.70% Fee Rate)                                10.40      11.42      3,509       40,078     9.82%
Scudder VIT Small Cap Index                                                                                       0.32%
  CVUL III (0.70% Fee Rate)                                13.13      15.35        727       11,167    16.94%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

LLANY Separate Account S for Flexible Premium Variable Life Insurance

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the period ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                        Unit Value Unit Value                                  Investment
                                           Commencement Beginning  End of     Units                  Total     Income
Subaccount                                 Date(1)      of Period  Period     Outstanding Net Assets Return(2) Ratio(3)
-------------------------------------------------------------------------------------------------------------------------
American Funds International Class 2                                                                              1.16%
  CVUL III (0.70% Fee Rate)                   8/7/03      $ 9.64     $11.85        440     $  5,213    22.93%
American Funds U.S. Government/AAA-Rated
 Securities Class 2                                                                                                 --
  CVUL III (0.70% Fee Rate)                   8/7/03       10.78      10.92      1,262       13,781     1.30%
Fidelity VIP Equity-Income Service Class                                                                            --
  CVUL III (0.70% Fee Rate)                   8/7/03        9.72      11.35        695        7,891    16.75%
Janus Aspen Series Balanced Service Shares                                                                        2.65%
  CVUL III (0.70% Fee Rate)                  3/12/03        9.15      10.68     17,646      188,433    16.75%
Lincoln VIPT Bond                                                                                                 4.50%
  CVUL III (0.70% Fee Rate)                  3/12/03       11.24      11.69     16,550      193,473     4.04%
Lincoln VIPT Money Market                                                                                         0.05%
NB AMT Regency                                                                                                      --
  CVUL III (0.70% Fee Rate)                   8/7/03       11.07      13.13        761        9,993    18.67%
Scudder VIT EAFE Equity Index                                                                                       --
  CVUL III (0.70% Fee Rate)                   8/7/03        8.55      10.45        991       10,351    22.20%
Scudder VIT Equity 500 Index                                                                                        --
  CVUL III (0.70% Fee Rate)                   8/7/03        9.08      10.40      1,863       19,374    14.48%
Scudder VIT Small Cap Index                                                                                         --
  CVUL III (0.70% Fee Rate)                   8/7/03       10.69      13.13        397        5,211    22.79%       --

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

LLANY Separate Account S for Flexible Premium Variable Life Insurance

The following are the investment income ratios for the year or period ended December 31, 2002. Investment income ratios are not annualized.

                                                                 Investment
                                                                 Income
     Subaccount                                                  Ratio
     ----------------------------------------------------------------------
     American Century VP Income & Growth                            1.10%
     American Century VP International                              0.77%
     American Funds Global Small Capitalization Class 2             0.69%
     American Funds High-Income Bond Class 2                        9.71%
     American Funds International Class 2                           0.41%
     American Funds U.S. Government/AAA Rated Securities Class 2    4.66%
     AIM V.I. International Growth                                  0.59%
     AIM V.I. Premier Equity                                        0.35%
     ABVPSF Growth and Income                                       0.60%
     ABVPSF Small Cap Value                                         0.18%
     Delaware VIPT High Yield                                      10.47%
     Delaware VIPT Value                                            1.56%
     Delaware VIPT REIT                                             2.60%
     Delaware VIPT Small Cap Value                                  0.54%
     Delaware VIPT U.S. Growth                                      0.39%
     Fidelity VIP Asset Manager Service Class                       3.80%
     Fidelity VIP Contrafund Service Class                          0.75%
     Fidelity VIP Equity Income Service Class                       1.64%
     Fidelity VIP Growth Service Class                              0.17%
     Fidelity VIP Overseas Service Class                            0.69%
     Janus Aspen Series Balanced Service Shares                     0.92%
     Janus Aspen Series Flexible Income Service Shares              1.22%
     Janus Aspen Series Worldwide Growth Service Shares             0.27%
     Lincoln VIPT Bond                                              4.91%
     Lincoln VIPT Global Asset Allocation                           1.62%
     Lincoln VIPT International                                     1.44%
     Lincoln VIPT Money Market                                      1.39%
     Lincoln VIPT Social Awareness                                  0.95%
     MFS VIT Capital Opportunities                                  0.06%
     MFS VIT Total Return                                           1.69%
     MFS VIT Utilities                                              2.60%
     NB AMT Regency                                                 0.19%
     Putnam VT Growth & Income Class IB                             2.13%
     FTVIPT Franklin Small Cap                                      0.43%
     FTVIPT Templeton Growth Securities                             2.37%

LLANY Separate Account S for Flexible Premium Variable Life Insurance

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                    Unit Value Unit Value                                     Investment
                                                    Beginning  End of     Units                     Total     Income
Subaccount                                          of Period  Period     Outstanding(2) Net Assets Return(3) Ratio(4)
------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                                                                                --
  CVUL III (.70% Fee Rate)(1)                         $10.00     $10.68        100         $1,068      6.82%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.69        100          1,069      6.88%
American Century VP International                                                                                  --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.19        100          1,019      1.87%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.19        100          1,019      1.94%
American Funds Global Small Capitalization Class 2                                                                 --
  CVUL III (.70% Fee Rate)(1)                          10.00      11.76        100          1,176     17.60%
  CVUL III (.40% Fee Rate)(1)                          10.00      11.77        100          1,177     17.67%
American Funds Growth Class 2                                                                                      --
  CVUL III (.70% Fee Rate)(1)                          10.00      11.13        100          1,114     11.34%
  CVUL III (.40% Fee Rate)(1)                          10.00      11.14        100          1,114     11.41%
American Funds Growth-Income Class 2                                                                               --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.78        100          1,078      7.83%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.79        100          1,079      7.89%
American Funds High-Income Bond Class 2                                                                            --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.44        100          1,044      4.40%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.45        100          1,045      4.47%
American Funds International Class 2                                                                               --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.47        100          1,047      4.68%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.47        100          1,047      4.75%
American Funds U.S. Government/AAA Rated Securities
 Class 2                                                                                                           --
  CVUL III (.70% Fee Rate)(1)                          10.00       9.92        100            992     (0.81)%
  CVUL III (.40% Fee Rate)(1)                          10.00       9.93        100            993     (0.74)%
AIM V.I. Growth                                                                                                  0.25%
  CVUL III (.70% Fee Rate)(1)                          10.00      10.33        100          1,033      3.33%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.34        100          1,034      3.40%
AIM V.I. International Growth                                                                                    0.36%
  CVUL III (.70% Fee Rate)(1)                          10.00      10.07        100          1,007      0.68%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.08        100          1,007      0.76%
AIM V.I. Premier Equity                                                                                          0.15%
  CVUL III (.70% Fee Rate)(1)                          10.00      10.47        100          1,047      4.73%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.48        100          1,048      4.80%
ABVPSF Growth and Income                                                                                           --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.39        100          1,040      3.95%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.40        100          1,040      4.02%
ABVPSF Premier Growth                                                                                              --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.72        100          1,072      7.15%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.72        100          1,072      7.22%
ABVPSF Small Cap Value                                                                                             --
  CVUL III (.70% Fee Rate)(1)                          10.00      11.42        100          1,142     14.17%
  CVUL III (.40% Fee Rate)(1)                          10.00      11.42        100          1,142     14.24%
ABVPSF Technology                                                                                                  --
  CVUL III (.70% Fee Rate)(1)                          10.00      11.46        100          1,147     14.64%
  CVUL III (.40% Fee Rate)(1)                          10.00      11.47        100          1,147     14.71%
Baron Capital Asset                                                                                                --
  CVUL III (.70% Fee Rate)(1)                          10.00      11.71        100          1,171     17.11%
  CVUL III (.40% Fee Rate)(1)                          10.00      11.72        100          1,172     17.19%
Delaware VIP High Yield                                                                                            --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.40        100          1,041      4.04%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.41        100          1,041      4.12%
Delaware VIP Value                                                                                                 --
  CVUL III (.70% Fee Rate)(1)                          10.00      10.61        100          1,061      6.09%
  CVUL III (.40% Fee Rate)(1)                          10.00      10.62        100          1,062      6.16%

LLANY Separate Account S for Flexible Premium Variable Life Insurance

                                                   Unit Value Unit Value                                     Investment
                                                   Beginning  End of     Units                     Total     Income
Subaccount                                         of Period  Period     Outstanding(2) Net Assets Return(3) Ratio(4)
-----------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT                                                                                                 --
  CVUL III (.70% Fee Rate)(1)                        $10.00     $10.83        100         $1,083      8.29%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.84        100          1,084      8.37%
Delaware VIP Small Cap Value                                                                                      --
  CVUL III (.70% Fee Rate)(1)                         10.00      11.05        100          1,105     10.51%
  CVUL III (.40% Fee Rate)(1)                         10.00      11.06        100          1,106     10.58%
Delaware VIP Trend                                                                                                --
  CVUL III (.70% Fee Rate)(1)                         10.00      11.43        100          1,143     14.28%
  CVUL III (.40% Fee Rate)(1)                         10.00      11.43        100          1,143     14.35%
Delaware VIP U.S. Growth                                                                                          --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.65        100          1,065      6.45%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.65        100          1,065      6.52%
Fidelity VIP Asset Manager Service Class                                                                          --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.44        100          1,044      4.43%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.45        100          1,045      4.51%
Fidelity VIP Contrafund Service Class                                                                             --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.40        100          1,040      3.96%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.40        100          1,040      4.03%
Fidelity VIP Equity Income Service Class                                                                          --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.65        100          1,065      6.49%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.66        100          1,066      6.56%
Fidelity VIP Growth Service Class                                                                                 --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.74        100          1,075      7.44%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.75        100          1,075      7.52%
Fidelity VIP Overseas Service Class                                                                               --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.27        100          1,027      2.69%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.28        100          1,027      2.75%
Janus Aspen Series Mid Cap Growth Service Shares                                                                  --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.56        100          1,056      5.55%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.56        100          1,056      5.62%
Janus Aspen Series Balanced Service Shares                                                                      0.86%
  CVUL III (.70% Fee Rate)(1)                         10.00      10.20        100          1,020      2.04%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.21        100          1,021      2.10%
Janus Aspen Series Flexible Income Service Shares                                                               2.52%
  CVUL III (.70% Fee Rate)(1)                         10.00       9.93        100            993     (0.69)%
  CVUL III (.40% Fee Rate)(1)                         10.00       9.94        100            994     (0.62)%
Janus Aspen Series Worldwide Growth Service Shares                                                              0.05%
  CVUL III (.70% Fee Rate)(1)                         10.00      10.68        100          1,068      6.83%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.69        100          1,069      6.90%
Lincoln VIPT Aggressive Growth                                                                                    --
  CVUL III (.70% Fee Rate)(1)                         10.00      11.31        100          1,131     13.09%
  CVUL III (.40% Fee Rate)(1)                         10.00      11.32        100          1,132     13.16%
Lincoln VIPT Bond                                                                                               4.37%
  CVUL III (.70% Fee Rate)(1)                         10.00      10.03        100          1,003      0.30%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.04        100          1,004      0.37%
Lincoln VIPT Capital Appreciation                                                                                 --
  CVUL III (.70% Fee Rate)(1)                         10.00      10.81        100          1,081      8.08%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.82        100          1,081      8.15%
Lincoln VIPT Global Asset Allocation                                                                            0.40%
  CVUL III (.70% Fee Rate)(1)                         10.00      10.51        100          1,051      5.07%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.51        100          1,051      5.15%
Lincoln VIPT International                                                                                      0.96%
  CVUL III (.70% Fee Rate)(1)                         10.00      10.40        100          1,040      3.95%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.40        100          1,040      4.03%
Lincoln VIPT Money Market                                                                                       0.41%
  CVUL III (.70% Fee Rate)(1)                         10.00      10.03        100          1,003      0.28%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.04        100          1,003      0.37%
Lincoln VIPT Social Awareness                                                                                   0.68%
  CVUL III (.70% Fee Rate)(1)                         10.00      10.88        100          1,088      8.82%
  CVUL III (.40% Fee Rate)(1)                         10.00      10.89        100          1,089      8.90%

LLANY Separate Account S for Flexible Premium Variable Life Insurance

                                   Unit Value Unit Value                                     Investment
                                   Beginning  End of     Units                     Total     Income
Subaccount                         of Period  Period     Outstanding(2) Net Assets Return(3) Ratio(4)
-------------------------------------------------------------------------------------------------------
MFS VIT Capital Opportunities                                                                     --
  CVUL III (.70% Fee Rate)(1)        $10.00     $10.91        100         $1,091      9.12%
  CVUL III (.40% Fee Rate)(1)         10.00      10.92        100          1,092      9.20%
MFS VIT Emerging Growth                                                                           --
  CVUL III (.70% Fee Rate)(1)         10.00      10.99        100          1,099      9.90%
  CVUL III (.40% Fee Rate)(1)         10.00      11.00        100          1,100      9.96%
MFS VIT Total Return                                                                              --
  CVUL III (.70% Fee Rate)(1)         10.00      10.37        100          1,037      3.71%
  CVUL III (.40% Fee Rate)(1)         10.00      10.38        100          1,038      3.78%
MFS VIT Utilities                                                                                 --
  CVUL III (.70% Fee Rate)(1)         10.00       9.86        100            986     (1.44)%
  CVUL III (.40% Fee Rate)(1)         10.00       9.86        100            986     (1.37)%
NB AMT Mid-Cap Growth                                                                             --
  CVUL III (.70% Fee Rate)(1)         10.00      10.99        100          1,099      9.86%
  CVUL III (.40% Fee Rate)(1)         10.00      10.99        100          1,099      9.93%
NB AMT Regency                                                                                    --
  CVUL III (.70% Fee Rate)(1)         10.00      10.97        100          1,097      9.66%
  CVUL III (.40% Fee Rate)(1)         10.00      10.97        100          1,097      9.73%
Putnam VT Growth & Income Class IB                                                                --
  CVUL III (.70% Fee Rate)(1)         10.00      10.48        100          1,048      4.79%
  CVUL III (.40% Fee Rate)(1)         10.00      10.49        100          1,048      4.85%
Putnam VT Health Sciences Class IB                                                                --
  CVUL III (.70% Fee Rate)(1)         10.00       9.90        100            990     (0.99)%
  CVUL III (.40% Fee Rate)(1)         10.00       9.91        100            991     (0.92)%
Scudder VIT EAFE Equity Index                                                                     --
  CVUL III (.70% Fee Rate)(1)         10.00      10.13        100          1,013      1.31%
  CVUL III (.40% Fee Rate)(1)         10.00      10.14        100          1,014      1.38%
Scudder VIT Equity 500 Index                                                                    0.89%
  CVUL III (.70% Fee Rate)(1)         10.00      10.59        100          1,059      5.94%
  CVUL III (.40% Fee Rate)(1)         10.00      10.60        100          1,060      6.00%
Scudder VIT Small Cap Index                                                                     0.62%
  CVUL III (.70% Fee Rate)(1)         10.00      11.45        100          1,145     14.53%
  CVUL III (.40% Fee Rate)(1)         10.00      11.46        100          1,146     14.60%
FTVIPT Franklin Small Cap                                                                         --
  CVUL III (.70% Fee Rate)(1)         10.00      11.40        100          1,140     13.95%
  CVUL III (.40% Fee Rate)(1)         10.00      11.40        100          1,140     14.02%
FTVIPT Templeton Growth Securities                                                                --
  CVUL III (.70% Fee Rate)(1)         10.00      10.70        100          1,070      7.01%
  CVUL III (.40% Fee Rate)(1)         10.00      10.71        100          1,071      7.08%

(1) Reflects less than a full year of activity. Funds were first received in this option on 10/22/2001.
(2) Reflects seed money. No contractholder funds have been received for this separate account.
(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

LLANY Separate Account S for Flexible Premium Variable Life Insurance

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2004.

                                                            Aggregate Aggregate
                                                            Cost of   Proceeds
                                                            Purchases from Sales
--------------------------------------------------------------------------------
ABVPSF Growth and Income                                    $ 50,259   $  1,705
American Funds Growth-Income Class 2                          61,544      3,573
American Funds International Class 2                          43,970      1,636
American Funds U.S. Government/AAA-Rated Securities Class 2   15,183      1,051
Delaware VIPT Small Cap Value                                 61,069      3,706
Delaware VIPT Value                                           25,989        845
Fidelity VIP Contrafund Service Class                         61,077      3,598
Fidelity VIP Equity-Income Service Class                       7,433        591
FTVIPT Franklin Small Cap                                     54,360      2,414
Janus Aspen Series Balanced Service Shares                     4,378      5,150
Janus Aspen Series Flexible Income Service Shares             13,473        475
Lincoln VIPT Bond                                             92,276      9,524
Lincoln VIPT Money Market                                    361,279    361,279
NB AMT Mid-Cap Growth                                         41,270      1,487
NB AMT Regency                                                 9,115        775
Scudder VIT EAFE Equity Index                                  9,357        781
Scudder VIT Equity 500 Index                                 195,621     64,053
Scudder VIT Small Cap Index                                    4,578        395

5. Investments
The following is a summary of investments owned at December 31, 2004.

                                                            Shares  Net Asset Value of Cost of
                                                            Owned   Value     Shares   Shares
-----------------------------------------------------------------------------------------------
ABVPSF Growth and Income                                    $ 2,160  $24.08   $ 52,003 $ 48,589
American Funds Growth-Income Class 2                          1,717   36.64     62,912   58,056
American Funds International Class 2                          3,332   15.79     52,620   46,764
American Funds U.S. Government/AAA-Rated Securities Class 2   2,338   12.00     28,054   27,697
Delaware VIPT Small Cap Value                                 2,247   30.45     68,416   57,583
Delaware VIPT Value                                           1,464   18.46     27,027   25,164
Fidelity VIP Contrafund Service Class                         2,430   26.53     64,480   57,589
Fidelity VIP Equity-Income Service Class                        641   25.28     16,209   13,691
FTVIPT Franklin Small Cap                                     2,857   19.66     56,166   52,037
Janus Aspen Series Balanced Service Shares                    7,874   25.24    198,728  176,940
Janus Aspen Series Flexible Income Service Shares             1,001   12.71     12,721   13,006
Lincoln VIPT Bond                                            21,043   12.97    272,847  276,182
NB AMT Mid-Cap Growth                                         2,454   17.83     43,758   39,823
NB AMT Regency                                                1,488   14.79     22,009   16,947
Scudder VIT EAFE Equity Index                                 2,326    9.54     22,193   17,180
Scudder VIT Equity 500 Index                                 12,817   12.73    163,163  151,602
Scudder VIT Small Cap Index                                     778   14.35     11,167    8,494

LLANY Separate Account S for Flexible Premium Variable Life Insurance

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                            Units  Units    Net Increase
                                                            Issued Redeemed (Decrease)
-----------------------------------------------------------------------------------------
ABVPSF Growth and Income                                     4,891    (190)        4,701
American Funds Growth-Income Class 2                         5,246    (303)        4,943
American Funds International Class 2                         4,164    (193)        3,971
American Funds U.S. Government/AAA-Rated Securities Class 2  1,325     (83)        1,242
Delaware VIPT Small Cap Value                                4,083    (236)        3,847
Delaware VIPT Value                                          2,494     (92)        2,402
Fidelity VIP Contrafund Service Class                        4,965    (287)        4,678
Fidelity VIP Equity-Income Service Class                       640     (44)          596
FTVIPT Franklin Small Cap                                    5,203    (258)        4,945
Janus Aspen Series Balanced Service Shares                      15    (355)         (340)
Janus Aspen Series Flexible Income Service Shares            1,292     (53)        1,239
Lincoln VIPT Bond                                            6,407    (685)        5,722
Lincoln VIPT Money Market                                   20,408 (20,408)           --
NB AMT Mid-Cap Growth                                        3,972    (164)        3,808
NB AMT Regency                                                 666     (48)          618
Scudder VIT EAFE Equity Index                                  869     (63)          806
Scudder VIT Equity 500 Index                                18,961  (6,195)       12,766
Scudder VIT Small Cap Index                                    356     (26)          330

The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                            Units  Units
                                                            Issued Redeemed Net Increase
----------------------------------------------------------------------------------------
American Funds International Class 2                           452     (12)          440
American Funds U.S. Government/AAA-Rated Securities Class 2  1,296     (35)        1,262
Fidelity VIP Equity-Income Service Class                       714     (19)          695
Janus Aspen Series Balanced Service Shares                  17,895    (249)       17,646
Lincoln VIPT Bond                                           16,790    (239)       16,550
Lincoln VIPT Money Market                                   26,074 (26,074)           --
NB AMT Regency                                                 782     (21)          761
Scudder VIT EAFE Equity Index                                1,018     (27)          991
Scudder VIT Equity 500 Index                                 1,914     (51)        1,863
Scudder VIT Small Cap Index                                    408     (11)          397

LLANY Separate Account S for Flexible Premium Variable Life Insurance

7. New Investment Funds and Fund Name Changes
During 2003, the Alliance Variable Products Series Fund (AVPSF) family of funds changed its name to the AllianceBernstein Variable Products Series Fund (ABVPSF) and the Lincoln National (LN) fund family changed its name to the Lincoln Variable Insurance Products Trust (Lincoln VIPT).

Also during 2003, the Janus Aspen Series Aggressive Growth Portfolio Service Shares changed its name to the Janus Aspen Series Mid Cap Growth Portfolio Service Shares.

In 2003, the M Fund Brandes International Equity Fund, the M Fund Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund and the M Fund Turner Core Growth Fund became available as investment options to Variable Account contract owners. However, there was no activity in any of these subaccounts during 2003.

During 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series.

In 2004, the American Century VP Inflation Protection Class 2 Fund, the American Funds Global Growth Class 2 Fund, the Delaware VIPT Diversified Income Series and the Delaware VIPT Emerging Markets Series became available as investment options to Variable Account contract owners. However, there was no activity in any of these subaccounts during 2004.

8. Fund Closing
In 2004, the AIM V.I. Premier Equity Fund and the Putnam Health Sciences Class IB Fund ceased to be available as investment options to Variable Account contract owners.

Report of Independent Registered
Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life
  Insurance

We have audited the accompanying statement of assets and liabilities of LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the LLANY Separate Account S for Flexible Premium Variable Life Insurance at December 31, 2004, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2005

                  Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Balance Sheets

                                                                        December 31
                                                                     2004        2003
                                                                  ----------  ----------
                                                                      (000s omitted)
                                                                  ----------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2004 -- $1,958,675; 2003 -- $1,908,926)  $2,065,144  $2,019,991
------------------------------------------------------------------
   Equity (cost: 2004 -- $2,515; 2003 -- $2,515)                       2,760       2,607
------------------------------------------------------------------
 Mortgage loans on real estate                                       168,765     145,784
------------------------------------------------------------------
 Policy loans                                                        157,975     161,605
------------------------------------------------------------------
 Other investments                                                     2,047         258
                                                                  ----------  ----------
------------------------------------------------------------------
Total Investments                                                  2,396,691   2,330,245
------------------------------------------------------------------
Cash and invested cash                                                49,757      36,373
------------------------------------------------------------------
Property and equipment                                                   153         494
------------------------------------------------------------------
Deferred acquisition costs                                            81,980      55,745
------------------------------------------------------------------
Premiums and fees receivable                                             297         539
------------------------------------------------------------------
Accrued investment income                                             31,087      30,232
------------------------------------------------------------------
Assets held in separate accounts                                     816,829     523,728
------------------------------------------------------------------
Amounts recoverable from reinsurers                                   87,337      73,198
------------------------------------------------------------------
Goodwill                                                             109,512     109,512
------------------------------------------------------------------
Other intangible assets                                              130,689     144,301
------------------------------------------------------------------
Other assets                                                          31,216      25,357
                                                                  ----------  ----------
------------------------------------------------------------------
Total Assets                                                      $3,735,548  $3,329,724
                                                                  ==========  ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                              $1,125,098  $1,099,848
------------------------------------------------------------------
 Contractholder funds                                              1,074,817   1,042,574
------------------------------------------------------------------
 Liabilities related to separate accounts                            816,829     523,728
                                                                  ----------  ----------
------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                3,016,744   2,666,150
------------------------------------------------------------------
Federal income taxes                                                  45,898      42,127
------------------------------------------------------------------
Other liabilities                                                     90,347      66,849
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities                                                  3,152,989   2,775,126
------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $100 par value,
  authorized, issued and outstanding shares -- 20,000
  (owned by The Lincoln National Life Insurance Company)               2,000       2,000
                                                                  ----------  ----------
------------------------------------------------------------------
Retained earnings                                                    542,990     512,783
------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Net unrealized gain on securities available-for-sale                 37,613      39,820
------------------------------------------------------------------
 Minimum pension liability adjustment                                    (44)         (5)
                                                                  ----------  ----------
------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                          37,569      39,815
                                                                  ----------  ----------
------------------------------------------------------------------
Total Shareholder's Equity                                           582,559     554,598
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                        $3,735,548  $3,329,724
                                                                  ==========  ==========
------------------------------------------------------------------

See notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Statements of Income

                                                                                  Year Ended December 31
                                                                                 2004      2003      2002
                                                                               --------  --------  --------
                                                                                      (000s omitted)
                                                                               ----------------------------
Revenue:
Insurance premiums                                                             $ 11,281  $ 12,392  $ 13,185
-------------------------------------------------------------------------------
Insurance fees                                                                   69,519    64,087    59,664
-------------------------------------------------------------------------------
Net investment income                                                           138,691   136,654   134,938
-------------------------------------------------------------------------------
Realized gain (loss) on investments                                              (4,643)    7,145   (11,308)
-------------------------------------------------------------------------------
Other revenue and fees                                                              744     2,741       663
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Revenue                                                                   215,592   223,019   197,142
-------------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                        118,203   121,551   118,552
-------------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                          52,148    57,647    48,210
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Benefits and Expenses                                                     170,351   179,198   166,762
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Federal Income Taxes and Cumulative Effect of Accounting Changes   45,241    43,821    30,380
-------------------------------------------------------------------------------
Federal income taxes                                                             15,284    14,286    10,291
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                            29,957    29,535    20,089
-------------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)                91      (232)       --
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Net Income                                                                     $ 30,048  $ 29,303  $ 20,089
------------------------------------------------------------------------------ ========  ========  ========




See notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Statements of Shareholder's Equity

                                                                                         Year Ended December 31
                                                                                        2004      2003      2002
                                                                                      --------  --------  --------
                                                                                             (000s omitted)
                                                                                      ----------------------------
Common Stock:
Balance at beginning and end-of-year                                                  $  2,000  $  2,000  $  2,000
--------------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                           512,783   483,219   463,099
--------------------------------------------------------------------------------------
Comprehensive income                                                                    27,802    29,276    53,885
--------------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Net unrealized (loss) gain on securities available-for-sale, net of reclassification
   adjustment                                                                           (2,207)      (22)   33,796
--------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                      (39)       (5)       --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Net Income                                                                              30,048    29,303    20,089
--------------------------------------------------------------------------------------
Stock compensation/issued for benefit plans                                                159       261        31
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                 542,990   512,783   483,219
--------------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale
Balance at beginning-of-year                                                            39,820    39,842     6,046
--------------------------------------------------------------------------------------
Change during the year                                                                  (2,207)      (22)   33,796
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                  37,613    39,820    39,842
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                                (5)       --        --
--------------------------------------------------------------------------------------
Change during the year                                                                     (39)       (5)       --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                     (44)       (5)       --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                             $582,559  $554,598  $525,061
------------------------------------------------------------------------------------- ========  ========  ========


See notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Statements of Cash Flows

                                                                                       Year Ended December 31
                                                                                     2004       2003       2002
                                                                                  ---------  ---------  ---------
                                                                                           (000s omitted)
                                                                                  -------------------------------
Cash Flows from Operating Activities:
Net income                                                                        $  30,048  $  29,303  $  20,089
----------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Deferred acquisition costs                                                         (26,183)   (26,459)   (29,152)
----------------------------------------------------------------------------------
 Policy liabilities and accruals                                                    (30,763)   (34,001)   (35,796)
----------------------------------------------------------------------------------
 Contractholder funds                                                                47,112     48,472     49,611
----------------------------------------------------------------------------------
 Amounts recoverable from reinsurers                                                (14,139)      (621)       186
----------------------------------------------------------------------------------
 Federal income taxes                                                                 4,642     20,716      7,491
----------------------------------------------------------------------------------
 Amortization of other intangible assets                                             13,592     12,048     13,030
----------------------------------------------------------------------------------
 Realized loss on investments and derivative instruments                              4,643      2,542     11,308
----------------------------------------------------------------------------------
 Other                                                                               (6,314)    31,530     13,989
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Adjustments                                                                      (7,410)    54,227     30,667
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                            22,638     83,530     50,756
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                                         (308,239)  (595,799)  (502,822)
----------------------------------------------------------------------------------
 Sales                                                                               88,488    279,218    180,443
----------------------------------------------------------------------------------
 Maturities                                                                         164,207    177,687    127,618
----------------------------------------------------------------------------------
Purchase of other investments                                                       (54,189)   (56,209)   (36,677)
----------------------------------------------------------------------------------
Sale or maturity of other investments                                                32,957     32,398     81,465
----------------------------------------------------------------------------------
Other                                                                                30,233      9,005    (18,052)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                               (46,543)  (153,700)  (168,025)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Financing Activities:
Universal life and investment contract deposits                                     246,242    284,899    277,633
----------------------------------------------------------------------------------
Universal life and investment contract withdrawals                                 (165,059)  (148,585)  (145,307)
----------------------------------------------------------------------------------
Investment contract transfers                                                       (43,749)   (45,015)   (15,517)
----------------------------------------------------------------------------------
Common stock issued for benefit plans                                                  (145)        --         --
----------------------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                                  --         --         53
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Provided by Financing Activities                                            37,289     91,299    116,862
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Increase (Decrease) in Cash and Invested Cash                                    13,384     21,129       (407)
----------------------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                                          36,373     15,244     15,651
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                             $  49,757  $  36,373  $  15,244
--------------------------------------------------------------------------------- =========  =========  =========


See notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
Lincoln Life & Annuity Company of New York (the "Company") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized in 1996, under the laws of the State of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in the State of New York.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of available-for-sale fixed maturity securities portfolio, the Company recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on:
1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as realized gain
(loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments and net gain (loss) on reinsurance embedded derivative. See Note 3 for additional detail. Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
The Company recognizes all derivative instruments as either assets or liabilities in the Balance Sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. The Company did have derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133").

The Company has certain modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based

Lincoln Life & Annuity Company of New York fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by the Company and its insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fees revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs ("DAC") being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and excess interest credited on dollar cost averaging contracts are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in the Company's general account during 2002 through 2004 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the

Lincoln Life & Annuity Company of New York

"present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, the Company continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by the Company includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2004 and 2003 participating policies comprised 3.8%, and 4.1% of the face amount of insurance in-force, and dividend expenses were $5.8 million, $4.8 million, and $4.9 million for the years ended December 31, 2004, 2003, and 2002, respectively.

Reinsurance.
The Company enters into reinsurance agreements with other companies in the normal course of its business. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
The Company accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, the Company implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to the Company's employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

The Company adopted the retroactive restatement method under FAS 148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
The Company has elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

Lincoln Life & Annuity Company of New York
Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


Statement of Position 03-1.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP").

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts. The Company implemented the provisions of the SOP as of January 1, 2004. Adjustments arising from implementation were not material and have been recorded in net income as a cumulative effect of accounting change.

FASB Staff Position No. FAS 97-1 -- Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.
In June of 2004, the Financial Accounting Standards Board ("FASB") issued Financial Staff Position FAS 97-1 ("FSP 97-1"), which was effective for the third quarter 2004. FSP 97-1 clarifies that the SOP did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of Statement of Accounting Standards No. 97 "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" to only those situations where profits are followed by expected losses. The Company implemented the requirements of FSP 97-1, and they did not have any effect on the Company's results of operations.

Accounting for Share-Based Payment.
In December 2004, the FASB issued Statement No. 123 (revised 2004), Share-Based Payment ("FAS 123(r)"), which is a revision of FAS 123. FAS 123(r) requires all share-based payments to employees to be recognized in the income statement based on their fair values. As discussed in Note 1, the Company had previously adopted the retroactive restatement method under FAS148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

LNC currently uses the Black-Scholes formula to estimate the value of stock options granted to employees of the Company and expects to continue to use this acceptable option valuation model upon the required adoption of FAS 123(r) on July 1, 2005. FAS 123(r) also requires that the benefits of tax deductions in excess of recognized compensation cost be reported as financing cash flow, rather than as an operating cash flow as currently required. The Company does not anticipate that adoption for FAS 123(r) will have a material effect on results of operations, operating cash flows or its financial position.

On December 31, 2002, the FASB issued FAS 148, which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. The Company adopted the fair value method of accounting under FAS 123 with the retroactive restatement method, as amended by FAS 148, as of January 1, 2003 and restated its financial statements for the years 2002, 2001, and 2000.

FASB Financial Staff Position No. FAS -- 106-1 Medicare Prescription Drug Improvement and Modernization Act of 2003 and FASB Staff Position No. FAS -- 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.
In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

There are several uncertainties that exist as to the eventual effects of the Medicare Act on the cost of the prescription drug benefits currently included in LNC's retiree medical benefit plan in which the Company retiree's participate. These uncertainties include various administrative components related to the Medicare Act that have yet to be developed, the potential for significant legislative changes to the Medicare Act prior to its implementation in 2006, and the interrelated effects that the existence of various cost containment measures currently included within LNC's retiree medical benefit plans may have under the new legislation. However, regardless of the outcome of these various uncertainties, the Company does not currently expect that the Medicare Act would have a material affect on future net income due to the cost containment measures already in place under LNC's retiree medical benefit plans for the Company retiree participants.

Due to these uncertainties and expected immaterial impact, the Company elected to defer accounting for the effects of the Medicare Act in 2003. In May 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-2 ("FSP 106-2"), which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004.

The Company completed its analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in third quarter of 2004. The implementation did not have a material effect on the Company's results of operations. For additional information, see Note 7.

Due to uncertainties about how the Company participants in LNC's post-retirement plan will elect to participate in the

Lincoln Life & Annuity Company of New York

Medicare Act's benefits, and the various uncertainties created by the current lack of guidelines for applying the Medicare Act's provisions, the Company's assessment of the effects of the provisions of the Medicare Act could change. Any change would be included in the financial statements in the period the change occurs. Any change is not expected to have a material effect on the Company.

EITF 03-1 -- The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.
In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. EITF 03-1 indicated that, although not presumptive, a pattern of selling investments prior to the forecasted recovery may call into question an investor's intent to hold the security until it recovers in value. The application of EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004. However, in September 2004, the FASB directed the FASB staff to develop a staff position ("FSP") providing further guidance on this topic. On September 30, 2004, the FASB issued FSP EITF 03-1-1 delaying the effective date of the accounting and measurement provisions of EITF 03-1 until further guidance is finalized, and it is not known what the effective date of the final FSP will be. The Company will continue to monitor developments concerning EITF 03-1 and is currently unable to estimate the potential effects of implementing EITF 03-1 on its financial condition or results of operations.

Accounting for Variable Interest Entities.
In January 2003, the FASB issued initial guidance under Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. A VIE is an entity in which no equity investors have the characteristics of a controlling financial interest or have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The FASB significantly modified several key aspects of the rules in a revised interpretation issued in December 2003. The Company adopted the final FIN 46 rules on December 31, 2003.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, the Company implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The effective date for implementation of DIG B36 for the Company was the October 1, 2003 start date of the fourth quarter. At the time of adoption, the Company recorded a charge to net income of $0.4 million, pre-tax ($0.2 million, after-tax) as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements. In conjunction with recording the above charge, the Company also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

Effective with the fourth quarter of 2003 and going forward, changes in the fair value of the embedded derivative as measured by the changes in the fair value of available-for-sale securities supporting these reinsurance arrangements, flows through net income.

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. LNC adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See Note 12 for information on Restructuring charges.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost Gains  Losses  Fair Value
                                             -------------- ------ ------  ----------
                                                          (in millions)
                                             ----------------------------------------
December 31, 2004:
  Corporate bonds...........................    $1,518.3... $ 91.7 $ (5.6)  $1,604.4.
  U.S. government bonds.....................        11.4...    0.8      --      12.2.
  Foreign government bonds..................        17.6...    2.3      --      19.9.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        43.9...    1.7   (0.1)      45.5.
    Collateralized mortgage obligations.....       131.9...    2.5   (0.3)     134.1.
    Commercial mortgage backed securities...       199.4...   11.5   (0.5)     210.4.
    Other asset-backed securities...........        12.8...    0.6      --      13.4.
  State and municipal bonds.................        20.8...    1.1      --      21.9.
  Redeemable preferred stocks...............         2.6...    0.7      --       3.3.
                                                --------    ------ ------   --------
Total fixed maturity securities.............     1,958.7...  112.9   (6.5)   2,065.1.
Equity securities...........................         2.5...    0.3      --       2.8.
                                                --------    ------ ------   --------
Total.......................................    $1,961.2... $113.2 $ (6.5)  $2,067.9.
                                                ========    ====== ======   ========
December 31, 2003:
  Corporate bonds...........................    $1,491.1... $ 98.0 $ (9.2)  $1,579.9.
  U.S. government bonds.....................        17.1...    1.2   (0.1)      18.2.
  Foreign government bonds..................        17.5...    2.2   (0.1)      19.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        32.4...    1.7   (0.1)      34.0.
    Collateralized mortgage obligations.....       148.7...    3.4   (0.2)     151.9.
    Commercial mortgage backed securities...       166.7...   12.6   (0.6)     178.7.
    Other asset-backed securities...........        15.6...    0.6      --      16.2.
  State and municipal bonds.................        17.2...    1.2      --      18.4.
  Redeemable preferred stocks...............         2.6...    0.5      --       3.1.
                                                --------    ------ ------   --------
Total fixed maturity securities.............     1,908.9...  121.4  (10.3)   2,020.0.
Equity securities...........................         2.5...    0.1      --       2.6.
                                                --------    ------ ------   --------
Total.......................................    $1,911.4... $121.5 $(10.3)  $2,022.6.
                                                ========    ====== ======   ========

Lincoln Life & Annuity Company of New York

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2004
           Due in one year or less..........    $   94.7     $   95.7
           Due after one year through five
            years...........................       407.7        427.0
           Due after five years through ten
            years...........................       624.2        657.3
           Due after ten years..............       444.1        481.7
                                                --------     --------
           Subtotal.........................     1,570.7      1,661.7
           Asset and mortgage-backed
            securities......................       388.0        403.4
                                                --------     --------
           Total............................    $1,958.7     $2,065.1
                                                ========     ========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset and mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2004
               Below 5%.......  $ 16.4       $ 16.4       $ 16.3
               5%-6%..........   135.8        135.4        138.0
               6%-7%..........   113.9        114.4        118.5
               Above 7%.......   119.5        121.8        130.6
                                ------       ------       ------
               Total..........  $385.6       $388.0       $403.4
                                ======       ======       ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

            NAIC        Rating Agency            December 31, 2004
            Designation Equivalent Designation Fair Value  % of Total
            ----------- ---------------------- ----------  ----------
                                               (in millions, except %)
                                               ----------------------
                 1        AAA / AA / A........  $1,328.0      64.3%
                 2        BBB.................     673.9      32.6
                 3        BB..................      40.9       2.0
                 4        B...................      14.3       0.7
                 5        CCC and lower.......       2.1       0.1
                 6        In or near default..       5.9       0.3
                                                --------     -----
                          Total...............  $2,065.1     100.0%
                                                ========     =====

The major categories of net investment income are as follows:

                                             Year Ended December 31
                                              2004     2003   2002
                                             ------   ------ ------
                                                (in millions)
                                             --------------------
               Fixed maturity securities
                available-for-sale.......... $120.0   $119.0 $115.2
               Equity securities............    0.2      0.2     --
               Mortgage loans on real estate   10.7      9.7   10.8
               Policy loans.................    9.0      9.3    9.7
               Invested cash................     --       --    0.7
               Other investments............    0.8      0.6    0.1
                                             ------   ------ ------
               Investment revenue...........  140.7    138.8  136.5
               Investment expense...........    2.0      2.1    1.6
                                             ------   ------ ------
               Net investment income........ $138.7   $136.7 $134.9
                                             ======   ====== ======

The detail of the net realized gain (loss) on investments and derivative instruments is as follows:

                                                Year Ended December 31
                                                 2004   2003    2002
                                                -----  ------  ------
                                                    (in millions)
                                                ---------------------
          Fixed maturity securities
           available-for-sale
            Gross gain......................... $ 3.0  $ 24.3  $  4.1
            Gross loss.........................  (5.6)  (12.2)  (21.6)
          Other investments....................   0.1     0.5    (0.4)
          Associated restoration (amortization)
           of deferred acquisition costs and
           provision for policyholder
           commitments.........................  (1.8)   (5.0)    6.7
          Investment expenses..................  (0.3)   (0.3)   (0.3)
                                                -----  ------  ------
          Total realized gain (loss) on
           investments.........................  (4.6)    7.3   (11.5)
          Gain (loss) on derivative instruments
           net of associated (amortization)
           restoration of deferred acquisition
           costs...............................    --    (0.2)    0.2
                                                -----  ------  ------
          Total realized gain (loss) on
           investments and derivative
           instruments......................... $(4.6) $  7.1  $(11.3)
                                                =====  ======  ======

Write-downs for other than temporary declines in fair value of fixed maturity securities and net changes in allowances for loss on mortgage loans, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                              Year Ended December 31
                                               2004    2003   2002
                                               -----   ----   -----
                                                (in millions)
                                              ----------------------
                Fixed maturity securities
                 available-for-sale.......... $ 4.5    $7.8   $11.2
                Mortgage loans on real estate  (0.1)    0.2     0.1
                                               -----    ----  -----
                Total........................ $ 4.4    $8.0   $11.3
                                               =====    ====  =====

Lincoln Life & Annuity Company of New York

The change in net unrealized gains (losses) on investments in fixed maturity securities available-for-sale is as follows:

                                            Year Ended December 31
                                             2004    2003   2002
                                             -----   ----   -----
                                              (in millions)
                                            ----------------------
                  Fixed maturity securities $(4.6)   $8.2   $87.0
                  Equity securities........   0.2     0.1      --
                                             -----    ----  -----
                  Total.................... $(4.4)   $8.3   $87.0
                                             =====    ====  =====

For total traded and private securities held by the Company at December 31, 2004 and 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                        %               %
                                          %    Amor-  Amor-  Unreal- Unreal-
                                 Fair   Fair   tized  tized   ized    ized
                                 Value  Value  Cost   Cost    Loss    Loss
                                 ------ -----  ------ -----  ------- -------
                                                (in millions)
                                 ------------------------------------------
      2004
   (less or =)90 days........... $131.0  43.0% $132.0  42.4% $ (1.0)   15.4%
   90 days but
    (less or =)180 days.........   21.7   7.1%   22.1   7.1%   (0.4)    6.2%
   180 days but
    (less or =)270 days.........   49.2  16.2%   50.2  16.1%   (1.0)   15.4%
   270 days but
    (less or =)1 year...........   25.1   8.2%   25.7   8.3%   (0.6)    9.2%
   1 year or
    greater.....................   77.6  25.5%   81.1  26.1%   (3.5)   53.8%
                                 ------ -----  ------ -----  ------   -----
     Total...................... $304.6 100.0% $311.1 100.0% $ (6.5)  100.0%
                                 ====== =====  ====== =====  ======   =====
      2003
   (less or =)90 days........... $121.6  44.9% $122.9  43.8% $ (1.3)   12.6%
   90 days but (less or =)180
    days........................   72.5  26.8%   74.6  26.5%   (2.1)   20.4%
   180 days but
    (less or =)270 days.........   25.6   9.5%   26.9   9.6%   (1.3)   12.6%
   270 days but
    (less or =)1 year...........    2.5   0.9%    2.7   1.0%   (0.2)    2.0%
   1 year or
    greater.....................   48.4  17.9%   53.8  19.1%   (5.4)   52.4%
                                 ------ -----  ------ -----  ------   -----
     Total...................... $270.6 100.0% $280.9 100.0% $(10.3)  100.0%
                                 ====== =====  ====== =====  ======   =====

The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by the Company in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline,
2) the Company's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9--Fair Value of Financial Instruments to the Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       December 31
                                                       2004   2003
                                                      -----  -----
                                                      (in millions)
                                                      ------------
             Impaired loans with allowance for losses $ 1.0  $ 2.7
             Allowance for losses....................  (0.3)  (0.4)
                                                      -----  -----
             Net impaired loans...................... $ 0.7  $ 2.3
                                                      =====  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                            Year Ended December 31
                                             2004     2003   2002
                                            -----    -----  -----
                                               (in millions)
                                            -------------------
               Balance at beginning-of-year $ 0.4    $ 0.2  $ 0.1
               Provisions for losses.......    --      0.3    0.2
               Releases due to principal
                paydowns...................  (0.1)    (0.1)  (0.1)
                                            -----    -----  -----
               Balance at end-of-year...... $ 0.3    $ 0.4  $ 0.2
                                            =====    =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                Year Ended December 31
                                                2004    2003    2002
                                                ----    ----    ----
                                                (in millions)
                                                ----------------------
                 Average recorded investment in
                  impaired loans............... $1.3    $2.1    $2.1
                 Interest income recognized on
                  impaired loans...............  0.2     0.1     0.3

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2004 and 2003, the Company had no mortgage loans on non-accrual status and no mortgage loans past due 90 days on which interest was still being accrued.

Lincoln Life & Annuity Company of New York

The Company had restructured mortgage loans of $1.5 million at both December 31, 2004 and 2003. The Company recorded $0.1 million of interest income on these restructured mortgage loans in both 2004 and 2003. Interest income in the amount of $0.1 million would have been recorded in both 2004 and 2003 on these mortgage loans according to their original terms. As of December 31, 2004 and 2003, the Company had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2004 the Company's investment commitments for fixed maturity securities (primarily private placements) and mortgage loans on real estate were $7.9 million. As of December 31, 2004 the Company had no standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $7.4 million and $6.6 million at December 31, 2004 and 2003, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                        Year Ended December 31
                                        2004     2003   2002
                                         -----  -----   -----
                                          (in millions)
                                        ----------------------
                      Current.......... $13.5   $(2.2)  $  --
                      Deferred.........   1.8    16.5    10.3
                                         -----  -----   -----
                      Total tax expense $15.3   $14.3   $10.3
                                         =====  =====   =====

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                             Year Ended December 31
                                              2004     2003   2002
                                             -----    -----  -----
                                                (in millions)
                                             -------------------
               Tax rate times pre-tax income
                from continuing operations.. $15.8    $15.3  $10.6
               Effect of:
                 Tax-preferred investment
                  income....................  (0.4)      --   (0.2)
                 Other items................  (0.1)    (1.0)  (0.1)
                                             -----    -----  -----
               Provision for income taxes... $15.3    $14.3  $10.3
                                             =====    =====  =====
               Effective tax rate...........    34%      33%    34%

The Federal income tax liability is as follows:

                                                    December 31
                                                    2004   2003
                                                    -----  -----
                                                    (in millions)
                                                    -------------
                 Current........................... $ 9.2  $ 5.6
                 Deferred..........................  36.7   36.5
                                                    -----  -----
                 Total Federal income tax liability $45.9  $42.1
                                                    =====  =====

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                     2004   2003
                                                    ------ ------
                                                    (in millions)
                                                    -------------
              Deferred tax assets:
                Insurance and investment contract
                 liabilities....................... $ 62.4 $ 55.0
                Net capital loss carryforwards.....     --    4.5
                Investment related.................    1.6    2.7
                Ceding commission asset............    2.8    3.3
                Compensation related...............    0.5    0.5
                Other..............................     --    0.1
                                                    ------ ------
              Total deferred tax assets               67.3   66.1
                                                    ------ ------
              Deferred tax liabilities:
                Deferred acquisition costs.........   19.2    7.8
                Net unrealized gain on securities
                 available-for-sale................   37.4   38.9
                Present value of business in-force.   45.7   50.5
                Other..............................    1.7    5.4
                                                    ------ ------
              Total deferred tax liabilities.......  104.0  102.6
                                                    ------ ------
              Net deferred tax liability........... $ 36.7 $ 36.5
                                                    ====== ======

In 2002, the Company was able to file as part of a consolidated Federal income tax filing with its common parent, LNC. Prior to 2002, tax laws required the Company to file its tax return on a stand alone basis. Net cash paid to LNC for Federal income taxes in 2004 was $9.7 million. Net cash received for Federal income taxes in 2003 was $5.8 million due to the carry forward of pre-consolidation tax losses and carry back of 2002 tax losses. In 2002, the Company received a $1.3 million refund from the Internal Revenue Service ("IRS") for its 2001 tax return.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2004 and 2003, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2004 and 2003.

The LNC consolidated return group is subject to annual tax examinations from the IRS. The audits from tax years through 1995 have been completed and these years are closed. The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. LNC believes a portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. The Company does not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
5. Supplemental Financial Data

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", are as follows:

                                           Year Ended December 31
                                            2004    2003    2002
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
              Insurance assumed........... $   --  $   --  $   --
              Insurance ceded.............  (38.2)  (32.2)  (28.0)
                                           ------  ------  ------
              Net reinsurance premiums and
               fees....................... $(38.2) $(32.2) $(28.0)
                                           ======  ======  ======

The income statement caption, "Benefits," is net of reinsurance recoveries of $57.4 million; $25.0 million and $21.5 million for the years ended December 31, 2004, 2003 and 2002, respectively.

A reconciliation of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                     Year Ended December 31
                                                      2004        2003
                                                       ------      -----
                                                     (in millions)
                                                     ---------------------
            Balance at beginning-of-year............ $ 55.7      $42.9
            Deferral................................   40.9       34.4
            Amortization............................  (14.7)      (9.6)
            Adjustment related to realized losses
             on securities available-for-sale.......   (1.9)      (4.5)
            Adjustment related to unrealized
             (gains) losses on securities available-
             for-sale...............................    1.9       (7.5)
            Cumulative effect of accounting
             change.................................    0.1         --
                                                       ------      -----
            Balance at end-of-year.................. $ 82.0      $55.7
                                                       ======      =====

Realized losses on investments and derivative instruments on the Statements of Income for the years ended December 31, 2004, 2003 and 2002 are net of amounts restored (amortized) against deferred acquisition costs of $(1.9) million, $(4.5) million and $6.3 million, respectively. In addition, realized gains and losses are net of adjustments made to policyholder reserves, which were not material for the year ended December 31, 2004, and were $(0.5) million and $0.4 million in 2003 and 2002, respectively. The Company has either a contractual obligation or has a consistent historical practice of making allocations of investment gains and losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                              Year Ended December 31
                                               2004    2003    2002
                                              ------  ------  ------
                                                   (in millions)
                                              ----------------------
          Commissions........................ $ 23.0  $ 21.4  $ 18.4
          Other volume related expenses......   24.0    20.9     6.9
          Operating and administrative
           expenses..........................   13.2    22.1    29.2
          Deferred acquisition costs net of
           amortization......................  (26.2)  (24.8)  (23.1)
          Restructuring charges..............    0.4     0.5      --
          Other intangibles amortization, net
           of unlocking......................   13.6    12.0    13.0
          Taxes, licenses and fees...........    4.1     5.5     3.8
                                              ------  ------  ------
          Total.............................. $ 52.1  $ 57.6  $ 48.2
                                              ======  ======  ======

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2004   2003
                                           ------ ------
                                           (in millions)
                                           -------------
                        Life Insurance.... $ 92.8 $ 92.8
                        Lincoln Retirement   16.7   16.7
                                           ------ ------
                            Total......... $109.5 $109.5
                                           ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                          As of             As of
                                     December 31, 2004 December 31, 2003
                                     ----------------  ----------------
                                               Accumu-           Accumu-
                                      Gross     lated   Gross     lated
                                     Carrying  Amorti- Carrying  Amorti-
                                      Amount   zation   Amount   zation
                                     --------  ------- --------  -------
                                               (in millions)
                                     ---------------------------------
         Amortized Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement.....  $ 48.1    $20.9   $ 48.1    $17.8
             Life Insurance.........   167.3     63.8    167.3     53.3
                                      ------    -----   ------    -----
         Total......................  $215.4    $84.7   $215.4    $71.1
                                      ======    =====   ======    =====

Lincoln Life & Annuity Company of New York

Future estimated amortization of present value of in-force is as follows (in millions):

                     2005-$11.8 2006-$ 9.3      2007-$11.9
                     2008- 12.0 2009- 12.2 Thereafter-73.5

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                  December 31
                                             2004    2003    2002
                                            ------  ------  ------
                                                 (in millions)
                                            ----------------------
            Balance at beginning of year... $144.3  $156.3  $169.3
            Interest accrued on unamortized
             balance (Interest rates range
             from 5% to 7%)................    4.4     5.4     5.9
            Amortization...................  (18.0)  (17.4)  (18.9)
                                            ------  ------  ------
                Balance at end-of-year      $130.7  $144.3  $156.3
                                            ======  ======  ======

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                      December 31
                                                     2004     2003
                                                   -------- --------
                                                     (in millions)
                                                   -----------------
           Premium deposit funds.................. $1,018.7 $  988.6
           Undistributed earnings on participating
            business..............................     10.0     10.8
           Other..................................     46.1     43.2
                                                   -------- --------
               Total.............................. $1,074.8 $1,042.6
                                                   ======== ========

The balance sheet caption "Property and Equipment," includes an allowance for depreciation of $0.1 million and $0.3 million at December 31, 2004 and 2003, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB features and a GMWB feature. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2004 and 2003. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                   December 31
                                                  2004       2003
                                                  ------     ------
                                                 In the Event of Death
                                                 --------------------
                                                  (in millions)
                                                 --------------------
                Return of net deposit
                  Account value................. $809.0     $659.7
                  Net amount at risk............    0.8        1.9
                  Average attained age of
                   contractholders..............     48         47
                Return of net deposits plus a
                 minimum return
                  Account value................. $  0.2     $  0.3
                  Net amount at risk............    0.1        0.1
                  Average attained age of
                   contractholders..............     74         73
                  Guaranteed minimum return.....      5%         5%
                Highest specified anniversary
                 account value minus withdrawals
                 post anniversary
                  Account value................. $453.9     $307.7
                  Net amount at risk............    5.0        8.3
                  Average attained age of
                   contractholders..............     63         62

Approximately $154.0 million and $17.1 million of separate account values at December 31, 2004 and 2003, respectively, were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under FAS 133 resulting in the guarantees being recognized at fair value, with changes in fair value being reported in net income.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        December 31
                                                       2004    2003
                                                      ------  ------
                                                       (in millions)
                                                      --------------
           Asset Type
             Domestic equity......................... $332.1  $164.4
             International equity....................   44.4    17.6
             Bonds...................................   91.4    52.2
                                                      ------  ------
               Total.................................  467.9   234.2
             Money market............................   62.6    36.8
                                                      ------  ------
               Total................................. $530.5  $271.0
                                                      ======  ======
           Percent of total variable annuity separate
            account values...........................   51.7%   41.3%
                                                      ======  ======

The following summarizes the liabilities for GMDB guarantees on variable contracts reflected in the general account:

                                                            GMDB
                                                         2004   2003
                                                        -----  -----
                                                        (in millions)
                                                        ------------
          Balance at January 1......................... $ 0.3  $ 0.6
            Cumulative effect of implementation of SOP
             03-1......................................  (0.3)    --
            Changes in reserves........................   0.3   (0.1)
            Benefits paid..............................  (0.2)  (0.2)
                                                        -----  -----
          Balance at December 31....................... $ 0.1  $ 0.3
                                                        =====  =====

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
7. Benefit Plans


Pension and Other Post-retirement Benefit Plans

LNC maintains funded defined benefit pension plans for most of its U.S. employees including those of the Company. Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $0.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. The plan is funded by contributions to a tax-exempt trust. The Company's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees (including those of the Company): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for the Company 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employee's post-retirement plan was changed such that employees and agents not attaining age 50 by that date are not eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of less than $0.1 million pre tax. Life insurance benefits for retirees are noncontributory for employees that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire.

The Company uses a December 31 measurement date for its pension and post-retirement plans.

Plan Cash Flows.

The Company does not expect to contribute to LNC's defined benefit pension plans in 2005. In addition, the Company's funding requirements for its unfunded not-qualified defined benefit pension plan and post-retirement benefit plan in 2005 thru 2014 are not expected to be material.

401(k) and Profit Sharing Plans.
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees (including those of the Company). The Company's contribution to the 401(k) plans is equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. The Company's expense for the 401 (k) plan amounted to $0.2 million in 2004, 2003 and 2002.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees including those of the Company who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, the Company agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. The Company makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of the Company's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $0.1 million in 2004, 2003 and 2002.

The Company's total liabilities associated with these plans were $0.5 million and $0.6 million at December 31, 2004 and 2003, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. The Company awarded 1,650 and 2,795 performance share units in 2004 and 2003, respectively, that could result in the issuance of LNC shares. As of December 31, 2004, all awarded

Lincoln Life & Annuity Company of New York performance share units were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of each three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Total compensation expense for the Company's incentive plans involving performance vesting was less than $0.1 million for 2004 and 2003. All expense calculations for performance shares that were granted in 2004 and 2003 have been based upon the fair value at date of grant and an estimate of performance achievement over the three-year performance measurement periods. The estimated cost for each award cycle is expensed over the performance period. As the three-year performance periods progress, LNC refines its estimate of the expense associated with these awards so that by the end of the three-year performance period, LNC's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under FAS 123, which is considered the preferable accounting method for stock based compensation. Previously, LNC accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. For more information, see
Note 2 in the Notes to Financial Statements.

The compensation expense resulting from incentive plans involving stock options granted to the Company employees was not material.



--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions

Net income as determined in accordance with statutory accounting practices for the Company was $20.8 million, $16.9 million and $16.6 million for 2004, 2003 and 2002, respectively.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company was $266.8 million and $251.0 million for December 31, 2004 and 2003, respectively.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna, Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus.

The Company is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by State of New York life insurance companies without 30 day notice to the Superintendent, who may disapprove. Dividends on Company stock are paid as declared by its Board of Directors. No dividends were declared in 2004, 2003 or 2002.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, the Company has received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. The Company is in the process of responding to these inquiries and continues to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect the financial position of the Company.

Insurance Ceded and Assumed

The Company cedes insurance to other insurance companies. The portion of risks exceeding the company's retention limit is reinsured with other insurers. The Company seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2004, the Company's maximum retention was $0.5 million on a single insured. Portions of the Company's deferred annuity business have been reinsured on a Modco basis with other companies to limit the

Lincoln Life & Annuity Company of New York company's exposure to interest rate risks. At December 31, 2004, the reserves associated with these reinsurance arrangements totaled $15.2 million. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying Financial Statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). The Company remains liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

As a result of indemnity reinsurance transactions entered into by the Company to purchase business from Aetna, Inc. and CIGNA Corporation insurance companies, the Company assumes insurance from these companies. Other amounts of insurance are assumed as a result of smaller purchases made by the Company.

Vulnerability from Concentrations

At December 31, 2004, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2004, 25.7% of such mortgages, or $43.5 million, involved properties located in California, Illinois and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $3.9 million. Also at December 31, 2004, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial position. Because the Company sells insurance products only in the State of New York, the Company does have a material concentration of its business in that state. This concentration could make the Company vulnerable to legislative or other risks that might significantly impact the ability to do business in the State of New York. The Company is not aware of any significant risks as a result of this geographic concentration.

Other Contingency Matters

The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2004 and 2003, the Company's derivative instruments consisted principally of the reinsurance related embedded derivative attributable to Modco and CFW arrangements. See Notes 1 and 3 for additional information.

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.
Mortgage Loans on Real Estate.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Lincoln Life & Annuity Company of New York

Derivative Instruments.

Fair values for these contracts are based on current settlement values. These values are based on industry standard models that are commercially available for put options. These models project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present-valued to arrive at the derivatives' current fair market values.

Other Investments, Cash and Invested Cash.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.

The balance sheet captions, "Insurance Policy and Claim Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Investment Commitments.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements) and mortgage loans on real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.

Assets held in separate accounts are reported in the accompanying balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                               Carrying Value Fair Value Carrying Value Fair Value
                                                               -------------- ---------- -------------- ----------
                                                                                   December 31
                                                               --------------------------------------------------
                                                                    2004         2004         2003         2003
                                                               -------------- ---------- -------------- ----------
                                                                                  (in millions)
                                                               --------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................    $2,065.1    $ 2,065.1     $2,020.0     $2,020.0
  Equity securities...........................................         2.8          2.8          2.6          2.6
  Mortgage loans on real estate...............................       168.8        179.2        145.8        155.8
  Policy loans................................................       158.0        167.9        161.6        174.5
  Other investments...........................................         2.0          2.0          0.3          0.3
  Cash and invested cash......................................        49.8         49.8         36.4         36.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.      (990.2)    (1,008.0)      (954.4)      (978.8)
  Remaining guaranteed interest and similar contracts.........        (0.2)        (0.2)        (0.2)        (0.2)
Investment commitments........................................          --          0.1           --         (0.1)
Derivative instruments*.......................................         0.3          0.3         (0.3)        (0.3)

--------
*Total derivative instruments for 2004 and 2003 represent reinsurance related embedded derivatives.

As of December 31, 2004 and 2003, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $27.7 million and $33.2 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

Lincoln Life & Annuity Company of New York

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10. Segment Information


The Company has two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in the State of New York. Lincoln Retirement distributes some of its products through LNC's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as LNC's retail unit, Lincoln Financial Advisors ("LFA"). In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products in the State of New York. The Life Insurance segment offers, universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

The Company reports operations not directly related to the business segments, unallocated corporate items (i.e., unallocated overhead expenses), LFA and LFD in "Other Operations".

Financial data by segment for 2002 through 2004 is as follows:

                                            Year Ended December 31
                                             2004    2003    2002
                                            ------  ------  ------
                                                 (in millions)
                                            ----------------------
            Revenue:
              Lincoln Retirement........... $ 77.2  $ 74.1  $ 72.9
              Life Insurance...............  142.4   141.6   135.0
                                            ------  ------  ------
                Segment Operating
                 Revenue...................  219.6   215.7   207.9
              Other Operations.............   12.7     7.1     9.3
              Consolidating
               adjustments.................  (12.1)   (6.9)   (8.8)
              Net realized investment
               results/(1)/................   (4.6)    7.1   (11.3)
                                            ------  ------  ------
                Total......................  215.6   223.0   197.1
                                            ------  ------  ------
            Net Income:
              Lincoln Retirement...........    7.7     3.7     4.8
              Life Insurance...............   22.3    22.2    22.3
                                            ------  ------  ------
                Segment Income from
                 Operations................   30.0    25.9    27.1
              Other Operations.............    3.2    (0.7)    0.3
              Other Items/(2)/.............   (0.3)   (0.3)     --
              Net realized investment
               results/(3)/................   (3.0)    4.6    (7.3)
                                            ------  ------  ------
                Income before cumulative
                 effect of accounting
                 change....................   29.9    29.5    20.1
              Cumulative effect of
               accounting change...........    0.1    (0.2)     --
                                            ------  ------  ------
            Net Income..................... $ 30.0  $ 29.3  $ 20.1
                                            ======  ======  ======

                                             December 31
                                            2004      2003
                                          --------- --------
                                            (in millions)
                                          ------------------
                    Assets:
                      Lincoln Retirement.  $2,034.9 $1,705.3
                      Life Insurance.....   1,628.8  1,556.4
                      Other Operations...      71.8     68.0
                                          --------- --------
                    Total................ $ 3,735.5 $3,329.7
                                          ========= ========

--------
/(1)/Includes realized gains (losses) on investments of $(4.6) million, $7.3 million and $(11.5) million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(0.2) million and $0.2 million for 2003 and 2002, respectively.
/(2)/Includes restructuring charges.
/(3)/Includes realized gains (losses) on investments of $(3.0) million, $4.7 million and $(7.4) million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(0.1) million and $0.1 million for 2003 and 2002, respectively.

Lincoln Life & Annuity Company of New York

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11. Shareholder's Equity


All of the 20,000 authorized, issued and outstanding shares of $100 par value common stock of the Company are owned by LNL.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                     December 31
                                                   2004      2003
                                                 --------  --------
                                                    (in millions)
                                                 ------------------
           Fair value of securities
            available-for-sale.................. $2,067.9  $2,022.6
           Cost of securities available-for-sale  1,961.2   1,911.4
                                                 --------  --------
           Unrealized gain......................    106.7     111.2
           Adjustments to deferred acquisition
            costs...............................    (42.4)    (44.4)
           Amounts required to satisfy
            policyholder commitments............     (4.2)     (3.6)
           Deferred income taxes................    (22.5)    (23.4)
                                                 --------  --------
           Net unrealized gain on securities
            available-for-sale.................. $   37.6  $   39.8
                                                 ========  ========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the deferred acquisition costs asset line and included within the insurance policy and claim reserve line on the Balance Sheets, respectively.

Details underlying the change in net unrealized gain on securities available-for-sale, net of reclassification adjustment shown on the Statements of Shareholder's Equity are as follows:

                                                Year Ended December 31
                                                 2004   2003    2002
                                                -----   -----  -----
                                                   (in millions)
                                                ---------------------
             Unrealized gains on securities
              available-for-sale arising during
              the year......................... $ 0.8   $20.1  $47.7
             Less:
               Reclassification adjustment for
                gains (losses) included in net
                income/(1)/....................   2.1    19.5   (6.1)
               Federal income tax expense on
                reclassification...............   0.9     0.6   20.0
                                                -----   -----  -----
             Net change in unrealized gain
              (loss) on securities
              available-for-sale, net of
              reclassifications and Federal
              income tax expense............... $(2.2)  $  --  $33.8
                                                =====   =====  =====

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.
--------------------------------------------------------------------------------
12. Restructuring Charges

The following provides details on the Company's restructuring charges.

All restructuring charges recorded by the Company are included in underwriting, acquisition, insurance and other expenses on the Statements of Income in the years incurred.

2003 Restructuring Plan.
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization has significantly reduced operating expenses while positioning LNL for future growth. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations.
The total Life Insurance and Retirement restructuring cost to the Company was $0.4 million and $0.3 million for 2004 and

2003, respectively. Additional amounts expended that do not qualify as restructuring charges were $0.7 million for 2004.

2001 Restructuring Plan.
During the first quarter of 2001, the Company recorded a restructuring charge in its Lincoln Retirement segment of $0.7 million ($1.0 million pre-tax). The objective of this restructuring plan is to consolidate the Syracuse, New York operations of the Company into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce ongoing operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
13. Transactions with Affiliates



The Company's products are primarily distributed through affiliated organizations, LFA and LFD. Revenue is paid to these organizations based on business produced by them, and was $12.9 million, $8.0 million and $8.8 million in 2004, 2003, and 2002, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of the Company's general account investments. The management of these investments is priced on an "at cost" basis. The Company paid fees paid of $2.4 million, $2.6 million and $2.0 million to DMH for investment management services in 2004, 2003 and 2002, respectively.

The Company provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This resulted in net payments of $24.8 million, $16.8 million and $13.5 million in 2004, 2003 and 2002, respectively. The Company's related accounts payable to affiliates was $22.8 million and $32.9 million as of December 31, 2004 and 2003, respectively.

The Company cedes business to one affiliated company, LNL. During the fourth quarter of 2004, the Company entered into an additional arrangement with Lincoln National Reinsurance Company Limited relating to certain risks for certain universal life policies, which resulted from recent actuarial reserving guidelines. The caption insurance premiums, in the accompanying Statements of Income has been reduced by $6.9 million, $5.6 million and $4.9 million for premiums paid on these contracts in 2004, 2003, and 2002, respectively. The captions insurance policy and claim reserves and contractholder funds have been reduced by $7.5 million and $4.9 million related to reserve credits taken on these contracts as of December 31, 2004 and 2003, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of The Lincoln Life & Annuity Company of New York ("Company") as of December 31, 2004 and 2003, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln Life & Annuity Company of New York at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 31, 2005